As filed with the Securities and Exchange Commission on September 7, 2012

Securities Act File No. 333-183026

Investment Company Act File No. 811-05820

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 13 ☒

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(Address of Principal Executive Offices)

Telephone Number: (800) 497-3746

(Area Code and Telephone Number)

Kim G. Redding

President

Helios Total Return Fund, Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(Name and Address of Agent for Service)

Copies to:

Jonathan C. Tyras, Esq. Helios Total Return Fund, Inc. Three World Financial Center, 200 Vesey Street New York, New York 10281-1010	Michael R. Rosella, Esq. Paul Hastings LLP 75 E. 55th Street New York, New York 10022	Sander M. Bieber, Esq. Allison M. Fumai, Esq. Dechert LLP 1775 I Street, NW Washington, D.C. 20006

Approximate Date of Proposed Offering: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common stock, $0.01 par value	3,500,000[3]	$25.24	$88,340,000	$10,123.76
Rights to Purchase Common Stock	(3)	None	None	None
(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933. Based on the average of the high and low prices reported on the New York Stock Exchange on September 4, 2012.

(2)	$114.60 of which was previously paid.

(3)	No separate consideration will be received by the registrant.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated September 7, 2012

[HTR LOGO]

Helios Total Return Fund, Inc.

3,500,000 Shares of Common Stock

Issuable Upon Exercise of Transferable Rights To Subscribe For Such Shares

Helios Total Return Fund, Inc. (the “Fund”) is issuing transferable rights (“Rights”) to its shareholders of record as of the close of business on September 20, 2012 (the “Record Date”), entitling the holders of these Rights to subscribe (the “Offer”) for an aggregate of 3,500,000 shares of common stock, par value $0.01 per share (the “Common Shares”). The holders of Common Shares (the “Common Shareholders”) of record will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every three Rights held, and Common Shareholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Shares covered by any unexercised Rights. Any Record Date Common Shareholder issued fewer than three Rights is entitled to subscribe for one full Common Share in the Offer. The Fund’s outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “HTR.” The Rights are transferable and will be listed for trading on the NYSE under the symbol “HTR RT” during the course of the Offer. See “The Offer” for a complete discussion of the terms of the Offer. The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Offer expires, unless extended (the “Expiration Date”) and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the net asset value per Common Share (“NAV”) of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund’s NAV at the close of trading on the NYSE on that day. The Subscription Price will include a sales load.

The Offer will expire at 5:00 p.m., Eastern Time, on October 19, 2012 unless extended as described herein.

The Fund announced the terms of this Offer after the close of trading on the NYSE on September 6, 2012.

The NAV of the Fund’s Common Shares at the close of business on [            ], 2012 (the date of this prospectus) was $[        ] and the last reported sale price of a Common Share on the NYSE on that date was $[        ].

The Fund is a diversified, closed-end management investment company whose investment objective is to provide high total return, including short- and long- term capital gains and a high level of current income, through the management of a portfolio of securities. See “Investment Objective and Principal Investment Strategy” beginning on page 45 of this prospectus.

Exercising your Rights or investing in Common Shares involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund. The principal risks of investing in the Fund are summarized in “Prospectus Summary – Risk Factors” beginning on page 13 of this prospectus and further described in “Risk Factors” beginning on page 56 of this prospectus.

	PER COMMON SHARE	TOTAL(5)
Estimated Subscription price(1)	$22.72	$79,520,000
Estimated Sales load(2)	$0.85	$2,975,000
Proceeds, before expenses, to the Fund(3)(4)	$21.87	$76,545,000

UBS Investment Bank

(1)	Estimated on the basis of 90% of the average of the last reported sales price per Common Share at the close of trading on the NYSE on September 5, 2012 and each of the four (4) preceding trading days. See “The Offer—Subscription Price.”

(2)	In connection with the Offer, UBS Securities LLC, the dealer manager for the Offer (the “Dealer Manager”), will receive a fee from the Fund for its financial structuring and solicitation services equal to 3.75% of the Subscription Price for each Common Share issued pursuant to the Offer. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. These fees and expenses of the Offer, including the Dealer Manager fee, will be borne by all of the Fund’s Common Shareholders, including those Record Date Common Shareholders who do not exercise their Rights. The Fund and its investment adviser has also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act.

(3)	Before deduction of offering expenses incurred by the Fund, estimated at $700,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses and up to $25,000 of expenses paid by the Fund relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. Both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV per Common Share of each Common Shareholder’s Common Shares.

(4)	Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated interest-bearing account (whose interest will be paid to the Fund) pending proration and distribution of Common Shares.

(5)	Assumes all Rights are exercised at the estimated Subscription Price. All of the Rights offered may not be exercised.

Upon the completion of the Offer, Record Date Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. Further, both the sales load and expenses associated with the Offer paid by the Fund may reduce the NAV per Common Share of each Common Shareholder’s Common Shares. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., the Offer will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s Common Shares. On the other hand, if the Subscription Price is above the NAV per Common Share as of the Expiration Date, the Offer may result in an immediate accretion of NAV for all Common Shareholders (i.e., the Offer will cause the NAV of the Fund to increase). Therefore, the economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the NAV per Common Share – a relationship that is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price per Common Share will be. Any such dilution will disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. See “The Offer—Dilution and Effect of Non-Participation in the Offer.” Any future rights offerings in which the Subscription Price is less than the NAV per Common Share will result in an immediate dilution of NAV for all Common Shareholders. Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus sets forth concisely information about the Fund you should know before investing. Please read this prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional Information dated [            ], 2012 (the “SAI”) has been filed with the SEC. A table of contents to the SAI is located on page 87 of this prospectus. This prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room), on the EDGAR database on the SEC’s internet site (http://www.sec.gov), upon payment of copying fees by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, when available, and additional information about the Fund, and may make other shareholder inquiries, by calling 1-800-497-3746, by writing to the Fund or visiting the Fund’s website www.brookfieldim.com.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

-i-

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus. It may not contain all of the information that is important to each Common Shareholder. Accordingly, to understand the Offer fully, Common Shareholders are encouraged to read the entire prospectus carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised. As used in this prospectus, the terms “the Fund,” “our,” and “us” refer to the Helios Total Return Fund, Inc., a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland and the issuer of the Rights, unless the context suggests otherwise.

THE OFFER AT A GLANCE

Purpose of the Offer

The board of directors of the Fund (the “Board”), based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund’s investment adviser (the “Adviser”) and others, has determined that it is in the best interest of the Fund and its Common Shareholders to increase the assets of the Fund available for investment and thereby to conduct the Offer. In making this determination, the Board considered a number of factors, including the potential benefits and costs of the Offer. In particular, the Board considered the Adviser’s belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities.

The Adviser seeks to capitalize on market inefficiencies to opportunistically emphasize investments offering the most attractive risk adjusted return potential in the current market environment. In particular, the Adviser believes that there remains fundamentally undervalued securities that are well positioned to benefit from a recovery in the housing market. Consequently, the Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund’s portfolio in mortgage-related securities, which may enable the Fund to potentially enhance yield and capture NAV appreciation potential.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. The Adviser has an inherent conflict of interest in recommending the Offer because its fees are based on a percentage of the Fund’s average weekly net assets (the greater the net assets of the Fund, the greater the compensation paid to the Adviser).

In approving the Offer, the Board took the foregoing considerations into account. The Board also took into account that a well-subscribed rights offering may marginally reduce the Fund’s expense ratio (since the Fund’s fixed costs will be spread over a larger asset base).

The Offer may provide Record Date Common Shareholders the ability to achieve a greater investment yield on distributions, if any, on Common Shares of the Fund purchased pursuant to the Offer relative to Common Shares of the Fund purchased on the NYSE. At the Fund’s current annualized distribution rate of 9.01% (based on the market price of Common Shares on September 5, 2012), and an estimated Subscription Price of $22.72, Common Shareholders would experience an investment yield of 10.04% on Common Shares of the Fund purchased in the Offer. Distribution rates on Common Shares of the Fund and corresponding investment yield are subject to change and are not a quotation or indication of Fund performance.

There can be no assurance that the Offer will be successful, that by increasing the size of the Fund the Fund’s expense ratio will be lowered, or that the trading volume of the Fund’s Common Shares on the New York Stock Exchange (“NYSE”) will increase. See “The Offer—Purpose of the Offer.”

Important Terms of the Offer

The Fund is issuing to Common Shareholders of record at the close of business on September 20, 2012 (the “Record Date”) one transferable Right for each whole Common Share held. Each Common Shareholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one Common Share for every three Rights held (1-for-3). The Fund will not issue fractional shares of its Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Common Shareholder who is issued fewer than three Rights will be able to subscribe for one Common Share. Record Date Common Shareholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Common Shareholders, except as described under “Restrictions on Foreign Shareholders” and “The Offer—Restrictions on Foreign Shareholders.” We refer to a Rights holder’s right to acquire during the subscription period at the Subscription Price one additional Common Share for every three Rights held (or in the case of any Record Date Common Shareholder who is issued fewer than three Rights, the right to acquire one Common Share), as the “Primary Subscription.”

Rights holders may exercise Rights at any time during the subscription period, which commences on September 20, 2012 and expires at 5:00 p.m., Eastern Time, on October 19, 2012, unless otherwise extended by the Fund. See “The Offer—Expiration of the Offer.” The Rights are transferable and application will be made to list them for trading on the NYSE under the symbol “HTR RT.” See “The Offer—Transferability and Sale of Rights.”

Record Date Common Shareholders who fully exercise the Rights they obtained in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to an over-subscription privilege under which they may subscribe for additional Common Shares at the Subscription Price. Any Common Shares made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer—Over-Subscription Privilege.”

Common Shares obtained through the exercise of Rights will not be eligible to receive the Fund’s monthly dividends to be paid in September and October 2012.

In this prospectus, we use the terms “Common Shareholders” to refer to any person that holds Common Shares, “Record Date Common Shareholders” to refer to those Common Shareholders that held their Common Shares on the Record Date and “Existing Rights Holders” to refer to those persons (i) that are Record Date Common Shareholders to whom the Rights were issued initially to the extent that a Record Date Common Shareholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

See “The Offer—Important Terms of the Offer.”

Subscription Price

The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Offer expires, unless extended (the “Expiration Date”) and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the net asset value per Common Share (“NAV”) of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund’s NAV at the close of trading on the NYSE on that day. Since the Subscription Price will be determined on the Expiration Date, Rights holders who decide to acquire Common Shares in the Primary Subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those Common Shares. See “The Offer—Subscription Price.” The Subscription Price will include a sales load.

Over-Subscription Privilege

Record Date Common Shareholders who fully exercise all Rights issued to them (other than those Rights to acquire less than one Common Share, which cannot be exercised) are entitled to subscribe for additional Common Shares which were not subscribed for by other Record Date Common Shareholders, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege” (the “Over-Subscription Privilege”). Investors who are not Record Date Common Shareholders, but who otherwise acquire Rights to purchase our Common Shares pursuant to the Offer, are not entitled to subscribe for any of our Common Shares pursuant to the Over-Subscription Privilege. If sufficient Common Shares are available, all Record Date Common Shareholders’ over-subscription requests will be honored in full. If these requests for Common Shares exceed the Common Shares available, the available Common Shares will be allocated pro rata among Record Date Common Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See “The Offer—Over-Subscription Privilege.”

Transferability and Sale of Rights

The Rights are transferable until the close of business on the last business day prior to the Expiration Date of the Offer. The Fund will apply to list the Rights for trading on the NYSE under the symbol “HTR RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis beginning on September 17, 2012, until the Record Date; thereafter, the Rights will trade on a regular way basis through October 18, 2012 (one (1) business day prior to the Expiration Date (including any extensions)). We will seek to ensure that an adequate trading market for the Rights will exist, by requesting that the Rights trade on the NYSE and by retaining the dealer manager for the Offer (the “Dealer Manager”), subscription agent for the Offer (the “Subscription Agent”) and the information agent for the Offer (the “Information Agent”), but we cannot assure you that a market for the Rights will develop. Assuming a market does exist for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 17, 2012 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern Time, two (2) business days prior to the extended Expiration Date). The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. See “The Offer—Transferability and Sale of Rights.”

Use of Proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold, are estimated to be approximately $75,845,000, after deducting offering expenses, including the sales load. The Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately three months after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objective. However, the investment of the net proceeds may take up to six months from completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Use of Proceeds.”

How to Obtain Subscription Information

-	Contact your broker-dealer, trust company, bank or other nominee, or

-	Contact the Information Agent toll-free at 1-877-896-3191.

How to Subscribe

Rights may be exercised by either:

-	sending a completed subscription certificate together with payment of the estimated Subscription Price of $22.72 per Common Share (90% of the average of the last reported sales price of a Common Share on the NYSE on September 5, 2012 and each of the four (4) preceding trading days) for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date, or

-	having a bank, trust company or NYSE member deliver a Notice of Guaranteed Delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date guaranteeing delivery of (i) payment of the estimated Subscription Price of $22.72 per Common Share for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a completed subscription certificate.

For additional information on exercising your Rights, see “The Offer—Methods for Exercising Rights” and “The Offer—Payment for Common Shares.”

Restrictions on Foreign Shareholders

The Fund will not mail subscription certificates to Record Date Common Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions, the District of Columbia and APO or FPO addresses). The Subscription Agent will hold the Rights to which those subscription certificates relate for such Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 11:00 a.m., Eastern Time, on October 16, 2012, three (3) business days prior to the Expiration Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to these Common Shareholders. See “The Offer — Restrictions on Foreign Shareholders.”

Distribution Arrangements

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Adviser and the Dealer Manager, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Common Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial structuring and solicitation services equal to 3.75% of the

Subscription Price for each Common Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The Fund and the Adviser have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the “1933 Act”). The fees paid to the Dealer Manager will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise the Rights. See “The Offer—Distribution Arrangements.”

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares of the Fund, including Common Shares acquired through purchasing and exercising the Rights at prices that may be different from the market prices for such Common Shares or from the price to be received by the Fund upon the exercise of the Rights. See “The Offer—Distribution Arrangements” and “—Compensation to Dealer Manager.”

Subscription Agent

The Subscription Agent is collectively, Computershare Inc. and Computershare Trust Company, N.A. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Fund has also agreed to indemnify the Subscription Agent and its nominees against all liability and reasonable expense which may arise out of the services described in the Subscription Agent Agreement, except for any liability or expense arising out of negligence, bad faith or willful misconduct of the Subscription Agent or its nominees. See “The Offer—Subscription Agent.” The address for the Subscription Agent is 250 Royall Street, Canton, Massachusetts 02021.

Information Agent

The Information Agent is AST Fund Solutions, LLC. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Adviser and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Adviser has agreed to indemnify the Information Agent and all of its affiliates, agents, directors, officers and employees harmless against any loss, claim, demand, action, suit, damage, liability or expense (including, without limitation, reasonable legal and other related fees and expenses) arising out of the performance of the Information Agent Agreement, except to the extent such loss, claim, demand, action, suit, damage, liability or expense results directly from the willful misfeasance or gross negligence of the Information Agent. See “The Offer—Information Agent.”

How to Obtain Information

You may obtain information with respect to the Offer by contacting your bank, broker or nominee or the Information Agent, toll-free at 1-877-896-3191.

Important Dates to Remember

Record Date	September 20, 2012
Subscription Period	September 20 – October 19, 2012*
Expiration Date	October 19, 2012*
Deadline for Subscription Certificates and Payment for Common Shares†	October 19, 2012*
Deadline for Notice of Guaranteed Delivery†	October 19, 2012*
Deadline for Payment Pursuant to Notice of Guaranteed Delivery	October 24, 2012*
Confirmation Mailed to Exercising Rights Holders	November 2, 2012*
Final Payment for Common Shares**	November 19, 2012*

*	Unless the Offer is extended.
**	Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).
†	A person exercising Rights must deliver either (i) a subscription certificate and payment for Common Shares, or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.

THE FUND AT A GLANCE

Information Regarding the Fund

The Fund has been engaged in business as a diversified, closed-end management investment company since 1989. The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved. The Fund was organized as a corporation under the laws of the State of Maryland on May 26, 1989. As of September 5, 2012, the Fund’s NAV was $24.76. See “The Fund.”

NYSE Listed

As of September 5, 2012, the Fund had 10,459,561 Common Shares outstanding. The Fund’s Common Shares are traded on the NYSE under the symbol “HTR.” As of September 5, 2012, the last reported sales price of a Common Share of the Fund was $25.31. The Rights are transferable and the Fund will apply to list the Rights for trading on the NYSE under the symbol “HTR RT” during the course of the Offer. See “Description of Common Shares.”

Investment Objective and Principal Investment Strategy

The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without the approval of shareholders.

The Fund seeks to achieve its investment objective through the following investment policies. These investment policies are non-fundamental and can be changed by the Board without shareholder approval. Under normal market conditions, the Fund will invest at least 40% of its total assets in the following:

•	Securities issued and/or guaranteed by the U.S. government or one of its agencies or instrumentalities;
•	Residential mortgage-backed securities (“Residential MBS”) and commercial mortgage-backed securities (“CMBS”) rated BBB-and above;
•	Up to 25% of the Fund’s total asset may be invested in real estate related asset-backed securities rated BBB-and above; and
•	Cash.

HTR may invest the remaining 60% of its total assets in the following:

•

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above;

•	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investment in subprime Residential MBS applies regardless of credit rating;
•

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B;

•

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans;

•	Investment grade corporate securities, including debt securities, convertible securities and preferred stock;
•	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;
•	Shares of closed-end funds whose principal investments are debt securities;
•

Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities;

•	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit;
•	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit; and

•	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of our Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Adviser follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Adviser. If a security’s ratings from such NRSROs, are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Adviser considers the retention advisable. Although the Adviser will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Adviser when evaluating potential investments for the Fund.

Hedging Transactions

The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.

Use of Leverage

The Fund intends, subject to applicable law and the maintenance limitations for preferred shares, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing.

The Fund may, but does not currently intend, to offer preferred shares under a separate prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage.

The Adviser

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of July 31, 2012. Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Adviser also currently serves as investment adviser to other closed-end mutual funds and open-end mutual funds. As of July 31, 2012, the Adviser and its affiliates had approximately $16 billion in assets under management. The Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average weekly net assets.

The Administrator

Brookfield Investment Management Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010, serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

For administration related services, the Administrator is entitled to receive a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Sub-Administrator

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”). The Sub-administrator performs administrative services necessary for the operation of each Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays the Sub-administrator a monthly fee at an annual rate of at least $45,000. The Administrator is responsible for any fees due the Sub-administrator.

Distributions

The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan. A Common Shareholder will automatically receive all dividends and distributions in cash unless the Common Shareholder specifically elects to have their dividends and distributions reinvested in Common Shares newly issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan. Distributions made by the Fund will be taxable whether received in additional Common Shares or in cash. See “Distributions” and “Dividend Reinvestment Plan.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

U.S. Bank N.A., 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) to the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides accounting services to the Fund. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

Certain Provisions of the Charter

The Fund’s charter (the “Charter”) includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. The Board of Directors has determined that the following voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the Fund and its shareholders generally.

The Board of the Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Fund. A Director may be removed only for cause (but not without cause) by the shareholders by a vote of 75% of the votes entitled to be cast for the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, certain amendments to the Charter require approval of the holders of at least 75% of the shares entitled to vote.

Conversion to Open-End Fund

The Board may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board would consider all factors then relevant, including the relationship of the market price of the common shares to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

In addition to any vote required by Maryland law, under our Charter, conversion of a Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of each class of the shares entitled to be voted on the matter.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the NYSE. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Risk Factors

You should carefully consider the following factors, as well as of the other information in this prospectus, before making an investment in the Fund under this Offer.

Dilution Risk. As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Common Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each Common Shareholder’s Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders. On the other hand, if the Subscription Price is above the NAV per Common Share as of the Expiration Date, the Offer may result in an immediate accretion of NAV for all Common Shareholders. Therefore, the economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the NAV per Common Share – a relationship that is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, our current NAV per Common Share would be reduced by approximately $0.77 or 3.11%. Record Date Common Shareholders will experience a decrease in the NAV per Common Share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. Any future rights offerings in which the Subscription Price is less than the NAV per Common Share would result in an immediate dilution of NAV per Common Share for all Common Shareholders.

Risks of Investing in Rights. Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV, commonly referred to as a “discount.” In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. See “Description of Common Shares.” The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. In such case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Market Discount Risk. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their NAV, but may trade at a premium. In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. The Fund cannot predict whether its common shares will trade at, above or below NAV in the future. Immediately following the offering, the NAV will be reduced by expenses associated with the Offer paid by the Fund (and the NAV will also reflect the fact that the proceeds from the offering were reduced by the sales load). Because the market price of the Fund’s Common Shares may be determined by factors such as NAV, there is an increased risk that the Fund will trade below the Subscription Price and its current NAV for a period following the Offering. Therefore, there is an added risk to investors who may sell their Common Shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.

The value of the debt securities in the Fund’s investment portfolio and its NAV will fluctuate, generally inversely, with changes in interest rates. The possibility that common shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund’s NAV will decrease. The Fund will employ various hedging techniques to hedge against the negative fluctuations in NAV that may result from certain changes in interest rates.

In an effort to reduce or eliminate a market value discount from NAV, the Fund will consider at least once annually, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchasing common shares in the open market or tendering for common shares at NAV as of the close of business on the date that the repurchase or tender offer ends, in either case in amounts deemed advantageous to the Fund and the holders of common shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of common shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and any investment guidelines established in connection with preferred shares. There can be no assurance that the Board will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the common shares.

Interest Rate Risk. The prices of bonds tend to fall as interest rates rise. Interest rate risk is the risk that the bonds in the Fund’s portfolio will decline in value because of increases in market interest rates. A decline in the prices of the bonds owned by the Fund would cause a decline in the NAV of the Fund, which could adversely affect the trading price of the Fund’s Common Shares. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than securities with shorter maturities. Market interest rates are at or near their lowest levels in many years and thus there is substantial risk that the Fund’s portfolio will decline in value as interest rates rise. The Fund’s use of leverage, as described below, may tend to increase the Fund’s interest rate risk.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Credit Risk. Credit risk is the risk that one or more bonds in the Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Corporation (“S&P”)) are more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distribution to Common Shareholders. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including the Fund’s yield to maturity from these securities). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment and risk of call. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Bond Market Risk. The value of debt securities tends to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares.

Investing in MBS and ABS involves certain risks. The yield spreads of the Fund’s securities, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury and Agency securities. The amount of public information available about the MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock fund or corporate bond fund. The secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

Manager Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing investments or investment techniques in managing the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Residential Mortgage Backed Securities (“RMBS”) Risk. The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of collateralized mortgage obligations (“CMOs”) are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities (“CMBS”) Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Asset Backed Securities (“ABS”) Risk. ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

High Yield Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Less Marketable and Illiquid Securities. Under certain market conditions, a substantial portion of the Fund’s portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

Leverage Risk. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for shareholders. The Fund’s leverage strategy may not be successful, and creates two major types of risks for shareholders: (1) the likelihood of greater volatility in the NAV and market price of the common shares because the Fund may, with borrowed money, invest in securities which lose value, thereby increasing the amount of loss incurred by the investor, and (2) the possibility that net income will fall if the Fund’s borrowing costs from leverage exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund.

Interest Rate Transactions Risk. Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The value of the Fund’s interest rate swaps could increase or decrease, with a corresponding impact on the NAV of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund’s NAV. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, a default could adversely affect the NAV of the common shares.

Hedging Transactions. The Fund may employ a variety of other hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.

While the use of hedging transactions is intended to minimize the risk of loss resulting from a decline in the value of portfolio securities covered by the hedging transactions, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

Risks of Swaps. Swap transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by the counterparty’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default by, or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position.

Anti-Takeover Provisions. The Fund’s Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Charter could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares.

Subordinated CMOs. The Fund may invest to a significant degree in subordinated classes of CMOs. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as for other fixed income securities.

To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost.

Privately Issued Mortgage Backed Securities Risk. Privately issued mortgage backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage backed securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately issued mortgage backed security related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage backed securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Industry Risk. The value of the Fund’s Common Shares may be especially vulnerable to the risks associated with investments in privately issued mortgage backed securities. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry.

Repurchase Agreements. The use of repurchase agreements involves certain risks. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Eurodollar futures and options theron are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

Recent Developments. The U.S. credit markets have been experiencing extreme volatility and disruption for more than three (3) years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Common Shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s Common Shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the U.S. are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Market Disruption and Geopolitical Risk. The instability in the Middle East and Korea, terrorist attacks in the United Sates and around the world and social unrest globally may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets Risk. The recent instability in the financial markets has led the U.S. government (as well as certain foreign governments) to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. It is possible that governments (whether domestic or foreign) will not take any additional actions to support the financial markets or the economy (including by prohibiting any future “bailouts”), which may materially and adversely affect the Fund.

Fund expenses

Shareholder transaction expenses
Sales load (as a percentage of the subscription price per Share)(1)	3.75%
Offering Expenses (as a percentage of the Subscription Price)(1)	0.85%
Dividend Reinvestment Plan fees	0.00(2)
Annual expenses (as a percentage of net assets attributable to Common Shares)(3)
Management fees(3)	0.65%
Interest and Fees on Leverage(4)	0.53%
Other expenses(5)	0.43%

Total annual expenses	1.61%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as an investor in the Fund through the exercise of Rights, would bear directly or indirectly. The expenses shown in the table under “Interest expenses on borrowed funds”, “Other expenses” and “Total annual expenses” are based on the Fund’s estimated expenses for the current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming all Rights are exercised and assuming that the Fund issues approximately 3,500,000 Common Shares in this Offer. The tables also reflect the estimated use of leverage by the Fund through reverse repurchase agreements representing in the aggregate 30.6% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings), and show Fund expenses as a percentage of net assets attributable to Common Shares.

(1)	The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee equal to 3.75% of the aggregate Subscription Price for the Common Shares issued pursuant to the Offer (i.e., the sales load) and to reimburse the Dealer Manager for its out-of-pocket expenses up to $100,000. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $40,000 and $10,000, respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses (not including the sales load) are estimated to be $700,000, which assumes that the Offer is fully subscribed. The fee paid to the Dealer Manager is reflected in the table under “Sales load” and the other fees and expenses described in this note are reflected in the table under “Offering expenses.” The sales load and the offering expenses will be borne by the Fund and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights, and will result in a reduction of the NAV of the Common Shares. See “The Offer—Distribution Arrangements” and “—Compensation to Dealer Manager.”

(2)	You will pay a brokerage commission if you direct the Plan Agent (as defined under “Dividend Reinvestment Plan”) to sell your Common Shares held in a dividend reinvestment account.

(3)	The Adviser receives a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets.

(4)	The Fund may borrow money or issue debt securities and/or preferred stock to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The table above assumes the Fund borrows approximately $147,767,000, which reflects leverage in an amount representing approximately 30.6% of the Fund’s total assets, assumes an annual interest rate of 1.20% on the amount borrowed and assumes the Fund has issued 13,959,561 shares of common stock.

(5)	Does not include the sales load or other expenses of the Fund incurred in connection with the Offer, estimated at $2,975,000 and $700,000, respectively. However, these expenses will be borne by all holders of the Common Shares, including those who do not exercise their Rights, and result in a reduction of the NAV of the Common Shares.

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Annual expenses” above remain the same in the years shown and (iii) the Offer is fully subscribed as described in note (6) above. This example reflects all recurring and non-recurring fees, including payment of the 3.75% sales load and other expenses in connection with the Offer.

The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$62	$95	$130	$229

Financial highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance. The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the fiscal years ended November 30, 2005-2011 have been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI. The financial information for the fiscal years November 30, 2002-2004 were audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period:

	For the Six Months	For the Fiscal Year Ended November 30,
	Ended May 31, 2012 (Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance:

Net asset value, beginning of period	$5.70	$6.20	$5.46	$4.87	$7.83	$9.13

Net investment income	0.20	0.42	0.53	0.51	0.60	0.71

Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.25	(0.30)	0.73	0.65	(2.83)	(1.27)

Net increase (decrease) in net asset value resulting from operations	0.45	0.12	1.26	1.16	(2.23)	(0.56)

Net effect of shares repurchased	—	—	—	—	—	0.00 [1]

Dividends from net investment income	(0.29)	(0.46)	(0.52)	(0.57)	(0.73)	(0.74)

Return of capital distributions	—	(0.16)	—	—	—	—

Total dividends and distributions paid	(0.29)	(0.62)	(0.52)	(0.57)	(0.73)	(0.74)

Net asset value, end of period	$5.86	$5.70	$6.20	$5.46	$4.87	$7.83

Market price, end of period	$6.13	$5.64	$6.01	$5.20	$4.40	$7.17

Total Investment Return†	14.08%[2]	4.11%	26.63%	32.45%	(30.87)%	(14.79)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$245,301	$176,463	$191,738	$168,907	$150,440	$241,441

Gross operating expenses	1.34%[3]	1.18%	1.23%	1.29%	1.26%	1.08%

Interest expense	0.54%[3]	0.53%	0.31%	0.14%	0.79%	1.21%

Total expenses	1.88%[3]	1.71%	1.54%	1.43%	2.05%	2.29%

Net investment income	8.63%[3]	6.83%	9.34%	10.01%	9.09%	8.11%

Portfolio turnover rate	26%[2]	43%	204%	73%	15%	48%

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Rounds to less than $0.01.

[2]	Not Annualized

[3]	Annualized

	For the Year Ended November 30,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year	$8.90	$9.15	$9.29	$9.24	$9.17

Net investment income	0.66	0.79	0.79	0.85	0.89
Net realized and unrealized gains (losses) on investments, short sales, futures and swap contracts	0.29	(0.21)	(0.03)	0.10	0.08

Net increase in net asset value resulting from operations	0.95	0.58	0.76	0.95	0.97

Net effect of shares repurchased	—	—	—	—	—	*

Dividends from net investment income	(0.72)	(0.83)	(0.90)	(0.90)	(0.90)
Offering costs charged to additional paid-in-capital	—	—	—	—	—	*

Net asset value, end of year	$9.13	$8.90	$9.15	$9.29	$9.24

Market price, end of year	$9.19	$8.22	$10.29	$10.16	$9.28

Total Investment Return+	21.37%	(12.63)%	11.31%	20.43%	19.39%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000’s)	$281,704	$274,210	$281,535	$285,149	$282,568
Operating expenses	1.14%	1.08%	1.10%	1.15%	1.05%
Interest expense	1.76%	1.41%	0.61%	0.47%	0.84%
Total expenses	2.90%	2.49%	1.71%	1.62%	1.89%
Net investment income	7.36%	8.68%	8.55%	9.10%	9.62%
Portfolio turnover rate	81%	43%	80%	89%	61%

*	Rounds to less than $0.01.

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

The Offer

PURPOSE OF THE OFFER

The board of directors of the Fund (the “Board”), based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund’s investment adviser (the “Adviser”) and others, has determined that it is in the best interest of the Fund and its Common Shareholders to increase the assets of the Fund available for investment and thereby to conduct the Offer. In making this determination, the Board considered a number of factors, including the potential benefits and costs of the Offer. In particular, the Board considered the Adviser’s belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities.

The Adviser seeks to capitalize on market inefficiencies to opportunistically emphasize investments offering the most attractive risk adjusted return potential in the current market environment. In particular, the Adviser believes that there remains fundamentally undervalued securities that are well positioned to benefit from a recovery in the housing market. Consequently, the Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund’s portfolio in mortgage-related securities which may enable the Fund to potentially enhance yield and capture NAV appreciation potential.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. The Adviser has an inherent conflict of interest in recommending the Offer because its fees are based on a percentage of the Fund’s average weekly net assets (the greater the net assets of the Fund, the greater the compensation paid to the Adviser).

In approving the Offer, the Board took the foregoing considerations into account. The Board also took into account that a well-subscribed rights offering may marginally reduce the Fund’s expense ratio (since the Fund’s fixed costs will be spread over a larger asset base).

The Offer may provide Record Date Common Shareholders the ability to achieve a greater investment yield on distributions, if any, on Common Shares of the Fund purchased pursuant to the Offer relative to Common Shares of the Fund purchased on the NYSE. At the Fund’s current annualized distribution rate of 9.01% (based on the market price of Common Shares on September 5, 2012), and an estimated Subscription Price of $22.72, Common Shareholders would experience an investment yield of 10.04% on Common Shares of the Fund purchased in the Offer. Distribution rates on Common Shares of the Fund and corresponding investment yield are subject to change and are not a quotation or indication of Fund performance.

There can be no assurance that the Offer will be successful, that by increasing the size of the Fund the Fund’s expense ratio will be lowered, or that the trading volume of the Fund’s Common Shares on the NYSE will increase.

STRUCTURE OF THE OFFER

The Board has retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, the extent of dilution and expense of the Offer (including the fees to be paid to the Dealer Manager), using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing to Record Date Common Shareholders transferable Rights to subscribe for an aggregate of 3,500,000 Common Shares. Each Record Date Common Shareholder is being issued one transferable Right for each whole Common Share owned on the Record Date. The Rights entitle each Record Date Common Shareholder to acquire one Common Share at the Subscription Price for every three Rights held (1-for-3). Rights may be exercised at any time during the subscription period, which commences on September 20, 2012, the Record Date, and ends at 5:00 p.m., Eastern Time, on October 19, 2012, the Expiration Date, unless extended by the Fund.

The Rights will be listed for trading on the NYSE under the symbol “HTR RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See “—Transferability and Sale of Rights” below. The Common Shares are listed on the NYSE under the symbol “HTR.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Common Shareholders, except as discussed below under “—Restrictions on Foreign Shareholders.”

The Fund will not issue fractional Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Common Shareholder who is issued fewer than three Rights will be able to subscribe for one Common Share. Record Date Common Shareholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable. Rights holders who are not Record Date Common Shareholders may purchase Common Shares as described above (the “Primary Subscription”), but are not entitled to subscribe for Common Shares pursuant to the Over-Subscription Privilege. Record Date Common Shareholders and Rights holders who purchase Common Shares in the Primary Subscription and Record Date Common Shareholders who purchase Common Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”

Common Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Common Shareholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Common Share, which cannot be exercised) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Common Shareholders are not entitled to subscribe for any Common Shares pursuant to the Over-Subscription Privilege. See “—Over-Subscription Privilege” below.

For purposes of determining the number of Common Shares a Record Date Common Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Common Shares offered pursuant to the Offer, except as provided under “—Notice of NAV Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Common Shares being acquired and will be required initially to pay for both the Common Shares subscribed for during the subscription period and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $22.72 per Common Share. The Subscription Price includes a sales load. For a discussion of the method by which Rights may be exercised and Shares paid for, see “The Offer—Methods for Exercising Rights” and “The Offer—Payment for Common Shares.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

Common Shares obtained through the exercise of Rights will not be eligible to receive the Fund’s monthly dividends to be paid in September and October 2012.

SUBSCRIPTION PRICE

The Subscription Price for the Common Shares to be issued pursuant to the Offer will be determined based upon the Formula Price. If, however, the Formula Price is less than 80% of the Fund’s NAV of the Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 80% of the Fund’s NAV at the close of trading on the NYSE on that day. The Subscription Price will include a sales load. For example, assuming the Expiration Date were September 5, 2012, if the average of the last reported sales prices of a Common Share on the NYSE on the Expiration Date and the preceding four (4) trading days is $25.24, the Subscription Price would be $22.72 per Common Share (90% of $25.24). Since the Expiration Date will be October 19, 2012 (unless the Fund extends the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $22.72. See “—Payment for Common Shares” below. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Common Shares by the Subscription Agent, except as provided under “—Notice of NAV Decline.” The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The Fund announced the terms of the Offer after the close of trading on the NYSE on September 6, 2012. The NAV of the Fund’s Common Shares at the close of business on September 5, 2012 (the last trading date on which the Fund publicly reported its NAV prior to the announcement), and on [            ] (the date of this prospectus) was $24.76 and $[_], respectively, and the last reported sales price of a Common Share on the NYSE on those dates was $25.31 and $[_], respectively.

OVER-SUBSCRIPTION PRIVILEGE

Common Shares not subscribed for by Rights holders (the “Excess Common Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Common Shareholders who have fully exercised the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the Primary Subscription. Record Date Common Shareholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Common Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Common Shares remain, all Record Date Common Shareholders’ over-subscription requests will be honored in full. If requests from Record Date Common Shareholders for Common Shares pursuant to the Over-Subscription Privilege exceed the Excess Common Shares available, the available Excess Common Shares will be allocated pro rata among Record Date Common Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Common Shareholders. The percentage of remaining Common Shares each over-subscribing Record Date Common Shareholder may acquire will be rounded down to result in delivery of whole Common Shares. The allocation process may involve a series of allocations to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Common Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern Time, on October 19, 2012, the Expiration Date, unless the Fund extends the Expiration Date.

Rights will expire without value on the Expiration Date (including any extension); they may not be exercised thereafter. Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., Eastern Time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund’s NAV as described below in “—Notice of NAV Decline.”

TRANSFERABILITY AND SALE OF RIGHTS

The Rights are transferable until the last business day prior to the Expiration Date, which is October 18, 2012, unless extended. We may, however, extend the expiration of the Offer.

The Fund will apply to list the Rights for trading on the NYSE under the symbol “HTR RT” during the course of the Offer, subject to notice of issuance. The Rights will be admitted for trading on the NYSE on a when-issued basis from September 17, 2012, until the Record Date; thereafter, they will trade on a regular way basis through October 18, 2012, one (1) business day prior to the Expiration Date (including extensions). You are encouraged to contact your broker, bank or financial adviser for more information about trading the Rights. We will seek to ensure that an adequate trading market for the Rights will exist by requesting that the Rights be traded on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent, but we cannot assure you that a market for the Rights will develop. Assuming a market exists for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Sales through the Subscription Agent

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 17, 2012 (or if the Offer is extended, on or before 5:00 p.m., Eastern Time, two (2) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights.

The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be remitted to the selling Record Date Common Shareholder.

If the Dealer Manager declines to purchase the Rights of a Record Date Common Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Common Shareholders.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Common Shareholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Common Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights. In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Common Shareholder or, if the Record Date Common Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), subject to the standards and procedures adopted by the Fund.

Record Date Common Shareholders wishing to transfer all or a portion of their Rights should allow at least five (5) business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by each recipient thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights. Neither we nor the Subscription Agent nor the Dealer Manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company (“DTC”) or through the Subscription Agent. Eligible Existing Rights Holders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., Eastern Time, on the Expiration Date, a Nominee Holder over-subscription certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by new subscription certificates that, except as described below under “—Restrictions on Foreign Shareholders,” will be mailed to Record Date Common Shareholders or, if a Record Date Common Shareholder’s Common Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., Eastern Time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third (3rd) business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under “—Payment for Common Shares”) at the offices of the Subscription Agent at the address set forth above. Fractional Common Shares will not be issued upon the exercise of Rights.

Common Shareholders who are Record Owners

Exercising Rights Holders who are holders of record may choose either option set forth under “—Payment for Common Shares” below. If time is of the essence, the Fund or the Adviser, in their sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Record Date Common Shareholders Whose Common Shares are Held by a Nominee

Record Date Common Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the Record Date Common Shareholder and arrange for proper payment by one of the methods set forth under “—Payment for Common Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under “—Payment for Common Shares” below.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner who is a Record Date Common Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by the beneficial owner, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund’s counsel, be unlawful.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Common Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions, the District of Columbia and APO and FPO addresses) (the “Foreign Common Shareholders”). Foreign Common Shareholders will receive written notice of the Offer. The Subscription Agent will hold the Rights to which those subscription certificates relate for these Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 11:00 a.m., Eastern Time, on October 16, 2012, three (3) business days prior to the Expiration Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each Foreign Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the Foreign Common Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Foreign Common Shareholder, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the Foreign Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the Foreign Common Shareholders within five (5) business days following the Expiration Date.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

NOTICE OF NAV DECLINE

The Fund, as required by the SEC’s registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Common Shareholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting

Dealers”) to solicit the exercise of Rights. See “Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The Fund and the Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager in the performance of its duties or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares acquired through exercising the Rights at prices that may be different from the market price for such Common Shares or from the price to be received by the Fund upon the exercise of Rights. The Dealer Manager is authorized to buy and exercise Rights (for delivery of Common Shares prior to the expiration of the Offer), including unexercised Rights of Record Date Common Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, and to sell Common Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. In addition, the Dealer Manager has the right to buy Rights offered to it by the Subscription Agent from electing Record Date Common Shareholders, and the Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the resale of such Rights.

Record Date Common Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern Time, on October 17, 2012 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern Time, two (2) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the selling Record Date Common Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Record Date Common Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Common Shareholders within five (5) business days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth (4th) business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Common Shareholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Common Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financing transactions with the Fund, the Adviser and their affiliates. In addition, in the ordinary course of business, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of the Dealer Manager is 299 Park Avenue, New York, New York 10171.

COMPENSATION TO DEALER MANAGER

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to 3.75% of the aggregate Subscription Price for Common Shares issued pursuant to the Offer.

The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Common Share issued pursuant to the Offer or the Over-Subscription Privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $100,000 as a partial reimbursement of its expenses incurred in connection with the Offer. The fees described above are one-time fees payable on each date on which the Fund issues Common Shares after the Expiration Date with respect to the Dealer Manager, and on or before the tenth business day following the day the Fund issues Common Shares after the Expiration Date with respect to a Selling Group Member or Soliciting Dealer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $25,000, incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In connection with the purchase of Rights and sale of Common Shares by the Dealer Manager, the Dealer Manager may realize profits or losses in addition to and independent of any fees described above. While such profits or losses are difficult to quantify prior to the commencement of the subscription period, in no event will profits to the Dealer Manager from the purchase of Rights and sale of Common Shares prior to the Expiration Date of the Offer exceed 0.2% of the gross Offer size. No other fees will be payable by the Fund or the Adviser to the Dealer Manager in connection with the Offer. All of the costs of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Common Shareholders who do not exercise their Rights.

SUBSCRIPTION AGENT

The Subscription Agent is collectively Computershare Inc. and Computershare Trust Company, N.A. Under the terms and subject to the conditions contained in a Subscription Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $40,000, plus reimbursement for all out-of-pocket expenses related to the Offer. The Fund has also agreed to indemnify the Subscription Agent and its nominees against all liability and reasonable expense which may arise out of the services described in the Subscription Agent Agreement, except for any liability or expense arising out of negligence, bad faith or willful misconduct of the Subscription Agent or its nominees.

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Common Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to 1-617-360-6810 to be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Facsimiles should be confirmed by telephone at 1-781-575-2332. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern Time, on the Expiration Date or by the close of business on the third (3rd) business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “—Payment for Common Shares” below.

Subscription Certificate
Delivery Method	Address/Number

By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.

By First Class Mail Only	Helios Total Return Fund, Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

By Express Mail or Overnight Courier	Helios Total Return Fund, Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

Delivery to an address other than one of the addresses listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

INFORMATION AGENT

The Information Agent is AST Fund Solutions, LLC. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Adviser and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Adviser has agreed to indemnify the Information Agent and all of its affiliates, agents, directors, officers and employees harmless against any loss, claim, demand, action, suit, damage, liability or expense (including, without limitation, reasonable legal and other related fees and expenses) arising out of the performance of the Information Agent Agreement, except to the extent such loss, claim, demand, action, suit, damage, liability or expense results directly from the willful misfeasance or gross negligence of the Information Agent.

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

AST Fund Solutions, LLC

Attention: Warren Antler

110 Wall Street, 5th Floor

New York, NY 10005

Banks and Brokers call: 1-212-400-2605

All Others Toll free: 1-877-896-3191

Common Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $10,000, plus reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR COMMON SHARES

Exercising Rights Holders may choose between the following methods of payment:

(1) An Exercising Rights Holder may send the subscription certificate together with payment for the Common Shares acquired in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Common Shareholders) to the Subscription Agent based on the estimated Subscription Price of $22.72 per Share (90% of $25.24, the average of the last reported sales price of a Common Share on the NYSE on September 5, 2012 and each of the four (4) preceding trading days). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., Eastern Time, on the Expiration Date.

(2) An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Common Shareholders) and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate and full payment for the Common Shares is received by the Subscription Agent by the close of business on October 24, 2012 (or, if the Offer is extended, on the third (3rd) business day after the Expiration Date).

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to Computershare, Inc. or to the Fund. The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated non-interest-bearing account pending proration and distribution of the Shares.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Within ten (10) business days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Common Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Common Shareholders); (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by Rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Helios Total Return Fund, Inc. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual receipt of payment. The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the Shares. If an Exercising Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Common Shareholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) sell subscribed and unpaid-for Shares to other Record Date Common Shareholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund or the Adviser, in their sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund or the Adviser determines in their sole discretion. The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided above under “—Notice of NAV Decline.”

DELIVERY OF COMMON SHARES/DIVIDEND REINVESTMENT PLAN PARTICIPANTS

Common Shares purchased pursuant to the Primary Subscription will be delivered promptly after full payment for such Common Shares has cleared. Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered as soon as practicable after the Expiration Date of the Offer and following the completion of any pro-rations that may be necessary in the event that the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege exceeds the number of Common Shares not subscribed for pursuant to the Primary Subscription.

Exercising Rights Holders who are record holders of Common Shares will receive one or more certificates representing the Common Shares purchased pursuant to the Offer. Exercising Rights Holders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Common Shares purchased pursuant to the Offer credited to the account of Cede or such other depository or nominee.

Participants in the Fund’s Dividend Reinvestment Plan will have any Common Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund’s Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Common Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

See “Tax Matters—The Offer” for a discussion of the material U.S. federal income tax consequences of the Offer.

ERISA CONSIDERATIONS

Common Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts (“IRAs”) and other plans eligible for special tax treatment under the Code collectively, the “Plans”), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise or transfer of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies), Prohibited Transaction Exemption 84-14 (qualified plan asset manager) and Prohibited Transaction Exemption 75-1 (covering sales of securities). Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the Offer, Record Date Common Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each Common Shareholder’s Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders. On the other hand, if the Subscription Price is above the NAV per Common Share as of the Expiration Date, the Offer may result in an immediate accretion of NAV for all Common Shareholders. Therefore, the economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the NAV per Common Share – a relationship that is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, our current NAV per Common Share would be reduced by approximately $0.77 or 3.11%. Record Date Common Shareholders will experience a decrease in the NAV per Common Share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

CERTAIN EFFECTS OF THIS OFFER

The Adviser will benefit from the Offer because the advisory fee and administration fee are based on the Fund’s net assets. For a description of these fees, see “Management of the Fund.” It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised and (ii) the Subscription Price is $22.72 per Common Share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Adviser would receive an additional annualized advisory fee of $491,031 and an additional annualized administration fee of $151,086. The directors who approved the Offer are not interested persons of the Adviser.

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on May 26, 1989. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of July 31, 2012. Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Adviser also currently serves as investment adviser to other closed-end mutual funds and open-end mutual funds. As of July 31, 2012, the Adviser and its affiliates had approximately $16 billion in assets under management. The Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

The Fund’s primary investment objective is to provide high total return, including short- and long- term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental. No assurance can be given that the Fund’s investment objective will be achieved.

Use of proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold, are estimated to be approximately $75,845,000, after deducting offering expenses associated with the Offer, including the sales load. The Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately three months after completion of the Offer. The Fund intends use the proceeds of the Offer to make investments consistent with its investment objective. However, the investment of the net proceeds may take up to six months from completion of the Offer, depending on market conditions and the availability of appropriate securities. See “The Offer—Purpose of the Offer,” “Investment Objective and Principal Investment Strategy” and, in the SAI, “Investment Restrictions.” Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Investment Objective and Principal Investment Strategy.”

Description of Common Shares

The Fund is authorized to issue 50,000,000 Common Shares. All Common Shares have equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and the Common Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Common Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of Common Shares outstanding as of September 5, 2012 was 10,459,561. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 13,959,561.

The following table sets forth the high and low market prices for common shares of the Fund on the NYSE, for each full quarterly period within the Fund’s three most recent fiscal years and the current fiscal year period, along with the NAV and discount or premium to NAV for each quotation.

HTR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
August 31, 2012 (pre-split)	6.34	5.99	6.15	5.85	7.14%	0.00%
August 31, 2012 (post-split)	25.36	23.96	24.60	23.40	7.14%	0.00%
May 31, 2012	6.19	5.86	6.00	5.86	5.63%	-1.51%
February 29, 2012	6.15	5.50	5.95	5.69	3.95%	-4.18%
November 30, 2011	6.19	5.37	5.93	5.67	8.60%	-5.62%
August 31, 2011	6.35	5.40	6.49	5.86	5.46%	-11.91%
May 31, 2011	6.22	5.86	6.64	6.49	-5.08%	-11.60%
February 28, 2011	5.99	5.49	6.58	6.08	-3.39%	-11.17%
November 30, 2010	6.13	5.72	6.20	5.87	-0.51%	-4.58%
August 31, 2010	6.00	5.56	5.88	5.69	4.17%	-2.95%
May 31, 2010	5.78	5.51	5.83	5.55	3.77%	-5.00%
February 28, 2010	5.78	5.17	5.57	5.44	4.33%	-4.96%
November 30, 2009	5.60	4.90	5.51	5.31	3.39%	-10.75%
August 31, 2009	5.46	4.71	5.28	4.98	4.00%	-6.31%
May 31, 2009	4.90	4.15	5.00	4.90	0.20%	-15.65%
February 28, 2009	5.00	3.74	5.06	4.87	-0.40%	-23.98%

Investment objective and principal investment strategy

The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without the approval of shareholders.

The Fund seeks to achieve its investment objective through the following investment policies. These investment policies are non-fundamental and can be changed by the Fund’s Board without shareholder approval. Under normal market conditions, the Fund will invest at least 40% of its total assets in the following:

•	Securities issued and/or guaranteed by the U.S. government or one of its agencies or instrumentalities;
•	Residential MBS and CMBS rated BBB-and above;
•	Up to 25% of the Fund’s total assets may be invested in real estate related asset-backed securities rated BBB-and above; and
•	Cash.

The Fund may invest the remaining 60% of its total assets in the following:

•

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above;

•	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investment in subprime Residential MBS applies regardless of credit rating;
•

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B;

•

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans;

•	Investment grade corporate securities, including debt securities, convertible securities and preferred stock;
•	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;
•	Shares of closed-end funds whose principal investments are debt securities;
•

Up to 15% of the Fund’s total assets may be invested in Derivative RMBS. Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities;

•	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit;
•	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit; and
•	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of our Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain NRSROs that the Adviser follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Adviser. If a security’s ratings from such NRSROs, are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Adviser considers the retention advisable. Although the Adviser will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Adviser when evaluating potential investments for the Fund.

DESCRIPTION OF FUND INVESTMENTS

The Fund may invest in the following investments.

Residential Mortgage Backed Securities.

RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:

-	those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the Federal Home Mortgage Corporation (“Freddie Mac” or “FHLMC”);

-	those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

-	those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

Privately-issued RMBS are secured by a pool of first lien mortgage loans to high quality borrowers in which a majority of the loans in the pool have an initial “loan-to-value” (“LTV”) ratio of less than 100%. The LTV ratio is the ratio of the original principal amount of the loan to the assessed value of the property securing the loan at the time of origination.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

Commercial Mortgage Backed Securities.

CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities (“ABS”).

ABS, which may be real estate-related or non-real estate-related, are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as “home equity loans” and “home equity lines-of-credit.” Real estate-related ABS may also be secured by pools of loans secured by first liens on residential property, where the majority of the loans in the pool have initial LTVs of greater than 100%. Such loans are commonly referred to as “high LTV loans.” Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise business. Investment in real estate-related ABS will be limited to those which have obtained the rating of at least BBB-/Baa3 from any of the NRSROs.

Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to those which have obtained the rating of at least A-/A3 from any of the NRSROs.

U.S. Government Securities.

U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

Collateralized Mortgage Obligations.

CMOs are debt obligations or multiclass pass-through or pay-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities or pools of whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple “classes.” The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in mortgage loans. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancements. In addition, CMOs issued by private sector entities may be illiquid. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields. The Fund may purchase CMOs that have been sold in public offerings registered under the 1933 Act or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

Subordinated CMOs.

The Fund may invest to a significant degree in subordinated CMOs. Privately-issued CMOs generally are securitized in senior/subordinated structures. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as the market for other fixed income securities.

High Yield High Risk Corporate Securities.

High yield high risk corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. High yield high risk corporate securities are generally rated BB+/Ba1 or lower by any of the NRSROs. The Fund’s investments in high yield high risk corporate securities will be principally in those high yield high risk corporate securities which, at the time of investment, are rated BB/Ba or B/B by any of the NRSROs or in any non-rated high yield high risk corporate security which, at the time of investment, the Adviser believes is at least of comparable credit quality.

The Fund also may purchase securities that, at the time of investment, are rated BBB/Baa by any of the Rating Agencies if adverse market perceptions cause the securities to have yields comparable to those of securities rated BB/Ba. Securities with ratings below BB+/Ba1 are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may continue to hold high yield high risk corporate securities that were downgraded subsequent to purchase, including securities that may be in default. Securities in the lower rating categories are considered to have major risk exposures to adverse conditions.

The Fund may invest in certain types of high yield high risk corporate securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund.

Derivative Residential Mortgage Backed Securities (“Derivative RMBS”).

Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities. Derivative RMBS also include certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based. The Fund will invest no more than 15% of its total assets in Derivative RMBS. The Fund has no intention, under current tax laws, to invest in CMO residuals or ABS residuals.

Although Derivative RMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary market trading in these securities may not be as well developed as the market for certain other fixed income securities.

Interest Only Commercial Mortgage Backed Securities (“CMBS IOS”).

The Fund may also invest in CMBS IOs, which are classes of CMBS that are not entitled to (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. Yields on IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase, and if the rate of prepayments is faster than anticipated, then the yield on IOs will be affected adversely. The Fund also may invest in sub IOs, a class for which interest generally is withheld and used to make principal payments on more senior classes. Sub IOs provide credit support to the senior classes, and thus bear substantial credit risk. Moreover, because all IO classes only receive interest payments, their yields are extremely sensitive not only to default losses but also to changes in the weighted average life of the relevant classes, which in turn will be dictated by the rate of prepayments on the underlying Mortgage Assets.

OTHER INVESTMENT POLICIES

Hedging Transactions.

The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”), including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or the entire portfolio and to manage the effective maturity or interest rate sensitivity of the portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund’s assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund’s portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund’s investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

Interest Rate Transactions.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Repurchase Agreements.

The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The

Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

Securities Lending.

The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.

LEVERAGE

The Fund intends, subject to applicable law and the maintenance limitations for preferred shares, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing. The use of leverage creates an opportunity for increased income, but at the same time creates special risk considerations because leveraging is a speculative technique. The Fund may, but does not currently intend, to offer preferred shares under a separate prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage. Consequently, if the possible offering of preferred shares is not consummated and the Fund must rely primarily on alternate, more costly means to obtain investment leverage, the income available to holders of the common shares may be adversely affected. If an offering of preferred shares is successfully consummated, however, the Fund intends to use these alternate means primarily to finance repurchases of its common shares and to enhance liquidity and, when it is deemed to be in the best interests of shareholders, obtain additional investment leverage.

Under the 1940 Act, the Fund cannot declare dividends or other distributions on, or redeem or purchase common shares unless, after giving effect thereto, the (i) asset coverage with respect to the Fund’s senior securities representing indebtedness would be at least 300% and (ii) asset coverage with respect to the Fund’s senior securities of a class which is stock, including the preferred shares, would be at least 200%. The use of leverage to the maximum extent permitted under the 1940 Act, however, will require a reduction in outstanding preferred shares and/or indebtedness prior to the declaration of dividends or distributions on, or redemptions or purchases of, common shares.

A failure by the Fund to comply with the asset coverage requirements of the 1940 Act will preclude, among other things, the payment of dividends on the common shares. The failure to pay dividends might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, may cause the Fund to incur income and excise taxes on its undistributed income.

The maintenance requirements for preferred shares also may restrict the Fund’s borrowing ability because of the requirement that the Fund both maintain a specified discounted asset value for its portfolio and comply with the asset coverage requirements of the 1940 Act. Under the anticipated terms of the preferred shares, failure to satisfy either of such requirements may result in mandatory partial redemption of the preferred shares, which could reduce the Fund’s leverage and affect negatively the potential returns on the common shares

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Under Investment Company Act of 1940 Release No. 10666 (“Rel. 10666”), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.

The Fund expects that some of its borrowings may be made on a secured basis. For example, the Fund may establish a secured line of credit with one or more lenders. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

Under certain circumstances, and notwithstanding adverse interest rate or market conditions, the Fund may use leverage to obtain sufficient cash to make required distributions or dividends when such leveraging is deemed to be in the best interests of the Fund and its shareholders. Such situations may arise if the Fund’s status as a regulated investment company is endangered.

Risk factors

Dilution Risk.

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Common Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each Common Shareholder’s Common Shares. In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders. On the other hand, if the Subscription Price is above the NAV per Common Share as of the Expiration Date, the Offer may result in an immediate accretion of NAV for all Common Shareholders. Therefore, the economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the NAV per Common Share – a relationship that is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of our Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. For example, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, our current NAV per Common Share would be reduced by approximately $0.77 or 3.11%. Record Date Common Shareholders will experience a decrease in the NAV per Common Share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

Risks of Investing in Rights.

Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV, commonly referred to as a “discount.” In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. See “Description of Common Shares.” The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. In such case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Market Discount Risk.

Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their NAV, but may trade at a premium. In the past, common shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. The Fund cannot predict whether its common shares will trade at, above or below NAV in the future. Immediately following the offering, the NAV will be reduced by expenses associated with the Offer paid by the Fund (and the NAV will also reflect the fact that the proceeds from the offering were reduced by the sales load). Because the market price of the Fund’s Common Shares may be determined by factors such as NAV, there is an increased risk that the Fund will trade below the Subscription Price and its current NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their Common Shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.

The value of the debt securities in the Fund’s investment portfolio and its NAV will fluctuate, generally inversely, with changes in interest rates. The possibility that common shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund’s NAV will decrease. The Fund will employ various hedging techniques to hedge against the negative fluctuations in NAV that may result from certain changes in interest rates.

In an effort to reduce or eliminate a market value discount from NAV, the Fund will consider at least once annually, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchasing common shares in the open market or tendering for common shares at NAV as of the close of business on the date that the repurchase or tender offer ends, in either case in amounts deemed advantageous to the Fund and the holders of common shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of common shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and any investment guidelines established in connection with preferred shares. There can be no assurance that the Board will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the common shares.

Interest Rate Risk.

The prices of bonds tend to fall as interest rates rise. Interest rate risk is the risk that the bonds in the Fund’s portfolio will decline in value because of increases in market interest rates. A decline in the prices of the bonds owned by the Fund would cause a decline in the NAV of the Fund, which could adversely affect the trading price of the Fund’s common shares. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than securities with shorter maturities. Market interest rates are at or near their lowest levels in many years and thus there is substantial risk that the Fund’s portfolio will decline in value as interest rates rise. The Fund’s use of leverage, as described below, may tend to increase the Fund’s interest rate risk.

Inflation Risk.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Credit Risk.

Credit risk is the risk that one or more bonds in the Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Prepayment or Call Risk.

For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distribution to Common Shareholders. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including the Fund’s yield to maturity from these securities). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment and risk of call. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Bond Market Risk.

The value of debt securities tends to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares.

Investing in MBS and ABS involves certain risks. The yield spreads of the Fund’s securities, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury and Agency securities. The amount of public information available about the MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock fund or corporate bond fund. The secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

Manager Risk.

As with any managed fund, the Adviser may not be successful in selecting the best-performing investments or investment techniques in managing the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Residential Mortgage Backed Securities (“RMBS”) Risk.

The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities (“CMBS”) Risk.

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Asset Backed Securities (“ABS”) Risk.

ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

High Yield Securities Risk.

Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Less Marketable and Illiquid Securities.

Under certain market conditions, a substantial portion of the Fund’s portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

Leverage Risk.

The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for shareholders. The Fund’s leverage strategy may not be successful, and creates two major types of risks for shareholders: (1) the likelihood of greater volatility in the NAV and market price of the common shares because the Fund may, with borrowed money, invest in securities which lose value, thereby increasing the amount of loss incurred by the investor, and (2) the possibility that net income will fall if the Fund’s borrowing costs from leverage exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund.

Interest Rate Transactions Risk.

Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The value of the Fund’s interest rate swaps could increase or decrease, with a corresponding impact on the NAV of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund’s NAV. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, a default could adversely affect the NAV of the common shares.

Risks of Swaps.

Swap transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of Dodd–Frank Act (which was passed into law in July 2010), swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Counterparty Risk.

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by the counterparty’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default by, or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position.

Hedging Transactions.

The Fund may employ a variety of other hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.

While the use of hedging transactions is intended to minimize the risk of loss resulting from a decline in the value of portfolio securities covered by the hedging transactions, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

Anti-Takeover Provisions.

The Fund’s Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Charter could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares.

Subordinated CMOs.

The Fund may invest to a significant degree in subordinated classes of CMOs. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as for other fixed income securities.

To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost.

Privately Issued Mortgage Backed Securities Risk.

Privately issued mortgage backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage backed securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately issued mortgage backed security related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage backed securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Industry Risk.

The value of the Fund’s Common Shares may be especially vulnerable to the risks associated with investments in privately issued mortgage backed securities. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry.

Repurchase Agreements.

The use of repurchase agreements involves certain risks. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options theron are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

Recent Developments.

The U.S. credit markets have been experiencing extreme volatility and disruption for more than three (3) years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to make interest and/or principal payments on credit obligations during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit obligations and foreclosure on the borrower’s assets securing the credit obligations, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet other debt obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if a borrower were to commence bankruptcy proceedings, even though the Fund may hold a Senior Loan of such borrower, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions may also decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Such conditions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Common Shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s Common Shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the U.S. are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Market Disruption and Geopolitical Risk.

The instability in the Middle East and Korea, terrorist attacks in the United Sates and around the world and social unrest globally may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets Risk.

The recent instability in the financial markets has led the U.S. government (as well as certain foreign governments) to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. It is possible that governments (whether domestic or foreign) will not take any additional actions to support the financial markets or the economy (including by prohibiting any future “bailouts”), which may materially and adversely affect the Fund.

Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Management of the Fund

BOARD OF DIRECTORS

The Board of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law. A list of the directors, a brief biography for each director and additional information relating to the Board are included in the Statement of Additional Information.

ADVISER

Brookfield Investment Management Inc. (the “Adviser”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of July 31, 2012. Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold particular securities. The Adviser also currently serves as investment adviser to other closed-end mutual funds and open-end mutual funds. As of July 31, 2012, the Adviser and its affiliates had approximately $16 billion in assets under management. The Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average weekly net assets.

A discussion regarding the basis for the approval of the investment management agreements by the Board of the Fund is available in the Fund’s semi-annual report to shareholders for the period ending May 31, 2012.

ADVISORY AGREEMENT

On May 22, 2012, the Board, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the “Disinterested Directors”), approved extension of the Advisory Agreement for another annual period. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days’ written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund” investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund’s average weekly net assets, which, for purposes of determining the Adviser’s fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares.

Advisory Fees Earned by the Investment Adviser

Investment Management Fees	HTR
For the Fiscal Year Ended	Earned by the Investment Adviser
November 30, 2011	$1,247,562
November 30, 2010	$1,156,648
November 30, 2009	$1,027,790

PORTFOLIO MANAGEMENT

Michelle Russell-Dowe is responsible for the day to day management of the Fund’s portfolio. Ms. Russell-Dowe joined the Adviser in 1999 and as a Portfolio Manager and Head of the Structured Products Investment Team of the Adviser with over 15 years of industry experience, Ms. Russell-Dowe is responsible for the Adviser’s CMBS, RMBS and ABS exposures and the establishment of portfolio objective and strategies. Prior to joining the Adviser, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company (DCR), and was responsible for the rating and analysis of residential mortgage-backed transactions. Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

PORTFOLIO TRANSACTIONS WITH AFFILIATES

The Fund is permitted to purchase securities from, and sell securities to, affiliates of the Fund or the Adviser upon compliance with the following conditions: (1) the transaction must involve no consideration other than cash payment against prompt delivery; (ii) the security must be one for which market quotations are readily available and the transaction must be effected at the current market price; (iii) the transaction must be consistent with the Fund’s investment policies; (iv) no brokerage commission, fee or other remuneration is to be paid in connection with the transaction; (v) at least quarterly, the Board must determine that any such transaction is made in compliance with the Fund’s policies and procedures; (vi) a record of the transaction must be maintained; and (vii) the President of the Fund or the Chief Executive Officer of the Adviser, or their respective designees, must provide written approval prior to the transaction.

During the last fiscal year, the Fund did not have any portfolio transactions with affiliates.

ADMINISTRATION AGREEMENT

The Fund has entered into an Administration Agreement with Brookfield Investment Management, Inc. (the “Administrator”). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets.

Administration Fees Earned by the Investment Advisor

Administration Fees	HTR
For the Fiscal Year Ended	Earned by the Administrator
November 30, 2011	$383,865
November 30, 2010	$355,892
November 30, 2009	$322,254

SUB-ADMINISTRATION AGREEMENT

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”). The Sub-administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays the Sub-administrator a monthly fee at an annual rate of at least $45,000. The Administrator is responsible for any fees due the Sub-administrator

Net asset value

The NAV of the Fund’s Common Shares is computed based upon the value of the Fund’s portfolio securities and other assets, less all liabilities. NAV per common share is determined as of the close of the NYSE no less frequently than the second to the last business day of each week and the last business day of each month. The Fund calculates NAV per common share by subtracting (i) the Fund’s liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the common shares, from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Distributions

The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Tax matters

The following is (i) a description of the material U.S. federal income tax consequences of the receipt, ownership and disposition of Rights by Record Date Common Shareholders and of owning and disposing of Common Shares and (ii) a description of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to the receipt, ownership and disposition of Rights and an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in such securities. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares or Rights as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares or Rights; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares and Rights as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

THE OFFER

The receipt of the Rights by a Record Date Common Shareholder pursuant to the Offer will be treated as a non-taxable distribution with respect to the Common Shares for U.S. federal income tax purposes. If the fair market value of the Rights is less than 15% of the fair market value of the Common Shares on the date the Rights are received, the Rights will have a zero basis for U.S. federal income tax purposes, unless the Record Date Common Shareholder affirmatively elects to allocate basis in proportion to the relative fair market values of the Common Shares and the Rights received, as determined on the date of receipt. This election must be made in the tax return for the taxable year in which the Rights are received. On the other hand, if the fair market value of the Rights received is 15% or greater than 15% of the fair market value of the Common Shares on the date the Rights are received, then a Record Date Common Shareholder’s basis in his or her Common Shares must be allocated between the Common Shares and the Rights in proportion to their respective fair market values, as determined on the date the Rights are received.

The exercise of a Right by, or on behalf of, a Record Date Common Shareholder will not be a taxable transaction for U.S. federal income tax purposes. The basis of each new Common Share acquired upon exercise of the Right will equal the sum of the Subscription Price and the tax basis (as determined above), if any, of the Right exercised. The holding period of the Common Shares acquired by exercise of Rights will begin on the day the Rights are exercised.

Gain or loss realized on a sale of Rights by, or on behalf of, the Record Date Common Shareholder will be capital gain or loss, and will be long-term capital gain or loss if the Record Date Common Shareholder’s holding period for the Rights is more than one (1) year. For these purposes, the holding period for the Rights will include the holding period of the Common Shares with respect to which the Rights were distributed. The amount of the gain or loss will be equal to the difference between the tax basis in the Rights disposed of (as determined above), if any, and the amount realized on the disposition.

In the event the Record Date Common Shareholder allows the Rights to expire, the Rights will be deemed to have a zero basis and, therefore, the Record Date Common Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Common Shares with respect to which the expired Rights were distributed will remain unchanged compared to their tax basis prior to the Offer.

A non-U.S. Common Shareholder (as defined below under “Owning and Disposing of Common Shares”) whose income from the Fund is not “effectively connected” with a U.S. trade or business and who is not present in the United States for 183 days or more during the taxable year will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Rights.

THE FUND

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the Plan) in a timely manner to its Common Shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its Common Shareholders. If the Fund makes such an election, each Common Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Common Shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

OWNING AND DISPOSING OF COMMON SHARES

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. For taxable years of non-corporate Common Shareholders beginning before January 1, 2013, distributions made to such a Common Shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the Common Shareholder meets certain holding period and other requirements with respect to its Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan.

A Common Shareholder may recognize a capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

If a Common Shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a “non-U.S. Common Shareholder”) whose ownership of Common Shares is not “effectively connected” with a U.S trade or business, certain dividends distributed to such non-U.S. Common Shareholder by the Fund will be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. Common Shareholder will not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of Common Shares by a non-U.S. Common Shareholder whose ownership of Common Shares is “effectively connected” with a U.S. trade or business, please see the discussion in the SAI under “Tax Matters—Non-U.S. Common Shareholders.”

If a Common Shareholder does not provide the payor with its correct taxpayer identification number and any required certifications, such Common Shareholder may be subject to backup withholding on the distributions it receives (or is deemed to receive) from the Fund. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Shareholders.

On February 8, 2012, the Treasury Department issued proposed regulations relating to the Foreign Account Tax Compliance Act, or FATCA, which was enacted in March of 2010. As a general matter, FATCA imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of our Common Shares if paid to a foreign entity unless (i) if the foreign entity is a “foreign financial institution,” the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” the foreign entity identifies certain of its U.S. investors, or (iii) the foreign entity is otherwise excepted under FATCA. Under the proposed regulations, withholding is required (i) with respect to dividends on our Common Shares beginning on January 1, 2014, and (ii) with respect to gross proceeds from a sale or other disposition of our Common Shares that occurs on or after January 1, 2015. Notwithstanding the foregoing, the proposed regulations will not be effective until issued in final form. There can be no assurance either as to when final regulations relating to FATCA will be issued or as to the particular form that those final regulations might take. If withholding is required under FATCA on a payment related to our Common Shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the Internal Revenue Service to obtain the benefit of such exemption or reduction (provided that such benefit is available). Common Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in Common Shares.

Closed-end fund structure

The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

CERTAIN PROVISIONS OF THE CHARTER

The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. The Board of Directors has determined that the following voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the Fund and its shareholders generally.

The Board of the Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Fund. A Director may be removed only for cause (but not without cause) by the shareholders by a vote of 75% of the votes entitled to be cast for the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, certain amendments to the Charter require approval of the holders of at least 75% of the shares entitled to vote.

CONVERSION TO OPEN-END FUND

The Board may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board would consider all factors then relevant, including the relationship of the market price of the common shares to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

In addition to any vote required by Maryland law, under our Charter, conversion of a Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of each class of the shares entitled to be voted on the matter.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NYSE. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the “Plan”), pursuant to which shareholders of the Fund may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the NAV, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their NAV, participants will be issued Fund shares at the higher of NAV or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the NAV exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below NAV.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, participants will receive a book-entry statement reflecting their dividend reinvestment shares, and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund may suspend the Plan from time to time, under certain circumstances.

A brochure describing the Plan is available from the Plan Agent, by calling American Stock Transfer and Trust Company.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Description of capital structure

GENERAL

The Fund has authorized capital stock of 50,000,000 Common Shares, par value $0.01 per share as of September 5, 2012. Of that amount, there are 10,459,561 Common Shares outstanding. The Charter permits the Board to classify and reclassify any unissued Common Shares. The Board may create a class of preferred shares. The Common Shares and preferred shares, if issued, will be fully paid and nonassessable. No shareholder of the Fund is entitled to preemptive rights.

COMMON SHARES

The Fund has no present intention of offering any additional Common Shares except through the Offer outlined in this prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding voting securities. Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

REPURCHASE OF COMMON SHARES

Several factors may cause the market price per share of the Common Shares to be greater than or less than NAV per share. Shares of closed-end investment companies that invest primarily in fixed income securities tend to trade on the basis of the market yield on their shares and, like the prices of their underlying assets, the share prices of such funds tend to move in an inverse relationship to changes in interest rates. Prices of high yield high risk securities also fluctuate in response to general economic conditions and business conditions affecting the specific industries in which the issuers of such securities are engaged. Such changes in the values of portfolio securities generally will not affect the amount of interest income earned on such securities but they will affect the NAV of the Fund. In addition, shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade at a premium. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The market price of the Fund’s shares also may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund.

The Board from time to time may, in the interests of the Fund and its shareholders, consider actions for the Fund to take to attempt to reduce a market value discount. Subject to applicable laws, and restrictions with respect to any preferred shares, such actions may include the repurchase of Common Shares in the open market or the making of a tender offer at NAV as of the close of business on the date any such tender offer ends to all holders of Common Shares, for a portion of the Common Shares. Any service fees incurred in connection with a tender offer will not be deducted from the consideration paid for the Common Shares. The Board considers repurchases and the making of a tender offer at least once annually, but there is no requirement that the Fund repurchase Common Shares or make a tender offer. The Fund may incur debt to finance any repurchases or tenders, subject to compliance with the 1940 Act, the Fund’s fundamental policy with respect to borrowings and the other limitations described under “Investment objective, policies and restrictions.” Interest on any such borrowings will reduce the Fund’s net income. Any failure by the Fund to maintain certain asset coverage ratios would provide certain rights to holders of any preferred shares which could affect negatively potential returns on the Common Shares. See “—Preferred Shares” below.

There can be no assurance that any such repurchases and/or tenders would cause the Common Shares to trade a price equal to their NAV or reduce the spread between the market price and the NAV per Common Share. Although the Board would not expect to authorize Common Share repurchases and tenders unless it believes that such action would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Because of the nature of the Fund’s investment objective, policies and portfolio, the Adviser does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in accordance with its investment objective, and does not anticipate any material difficulty in disposing of portfolio securities to consummate Common Share repurchases and tenders.

The Fund does not intend to effect repurchases or tender offers if (1) such transactions would result in the delisting of the Common Shares by the NYSE or impair the Fund’s status as a regulated investment company under the Code; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner without creating a negative impact on the NAV of the Fund’s Common Shares to the detriment of shareholders; or (3) there are certain other events or conditions that would have a material adverse effect on the Fund or its shareholders if Common Shares were repurchased. The Board may modify these conditions in light of experience if it deems the modifications to be in the best interests of shareholders.

If the Fund must liquidate portfolio securities to pay for the purchase of Common Shares, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses.

PREFERRED SHARES

Although the Fund has no present intention of doing so, the Fund may offer preferred shares subject to market conditions, if it believes that leveraging the Fund’s capital structure through the issuance of preferred shares may achieve benefits to the Fund. There can be no assurance, however, that preferred shares will be issued or that the terms of preferred shares will be those that are currently anticipated.

The terms of the preferred shares, including the preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends, qualification or terms or conditions of redemption, will be determined by the Board (subject to applicable law and the Charter) if and when it authorizes an offering of preferred shares. The preferred shares may be issued in one or more series and may provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure. Such auction or remarketing procedures with respect to preferred shares are expected to involve the payment of fees by the Fund to its agents in connection with such procedures.

The discussion set forth below summarizes the currently anticipated terms of the preferred shares.

DIVIDENDS AND DISTRIBUTIONS

To the extent permitted by applicable law, it is intended that the preferred shares, if issued, will have a preference on dividends, which will be paid first out of net investment income and short-term capital gains and then, if necessary, out of long-term capital gains. Dividends on preferred shares will be cumulative from the date on which such shares are originally issued (the “Original Issuance Date”) and will be payable, when, as and if authorized by the Board and declared by the Fund. Dividends will paid to the holders of preferred shares on each dividend payment date through a disbursing agent.

Unless at the time of the declaration, purchase or redemption referred to in (i) through (iii) below (and after giving effect thereto) the Fund complies with the applicable asset coverage requirements set forth in the 1940 Act, the Fund may not (i) declare dividends on preferred shares, (ii) declare any other distributions with respect to the preferred shares or purchase or redeem preferred shares, or (iii) declare dividends or other distributions on the Common Shares or purchase or redeem any Common Shares.

MINIMUM LIQUIDITY LEVEL

The Fund will be required to have a specified amount of cash, U.S. Government obligations or short term money market instruments (the “Deposit Securities”) with maturity dates not later than the day preceding the next dividend payment date and have a value not less than the aggregate amount of dividends to be paid on such dividend payment date on the outstanding preferred shares, less the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the preferred shares.

MAINTENANCE OF RATING ON PREFERRED SHARES

If preferred shares are issued, the composition of the Fund’s portfolio will be maintained (the “Maintenance”) so that the Fund will receive ratings of AAA or aaa by any NRSRO for the preferred shares. In connection with the Maintenance, the Fund also will be required to meet the specified minimum liquidity level described above. The Maintenance is designed to cause the Fund’s assets to be sufficiently diversified and of sufficient credit quality and amount on an ongoing basis to maintain the ratings on the preferred shares. The Maintenance is not prescribed by law, but will be implemented by the Fund to receive the desired ratings on the preferred shares. See Appendix A, “Description of Securities Ratings.” The Maintenance will provide a set of tests for portfolio diversification and asset coverage that are different from the applicable requirements under the 1940 Act (and may be more or less restrictive), but will be the sole determinants in the rating of the preferred shares.

The Maintenance will seek to cause the value of certain specified assets of the Fund to be sufficient, under certain adverse scenarios determined by the NRSROs, to cover the aggregate liquidation preference for the outstanding preferred shares, accumulated unpaid dividends (and certain projected dividends) on the preferred shares and the Fund’s liabilities. To determine the Fund’s compliance with the Maintenance, the market value of the Fund’s portfolio will be discounted by dividing the value of each security (or category of securities) by a factor assigned by the NRSROs. The discount factors applied will vary according to the type, credit quality and liquidity of each security being valued. To the extent any of the Fund’s assets do not meet the Maintenance, such assets will not be included in determining whether the discounted value of the Fund’s portfolio complies with the requirements of the Maintenance.

Upon any failure to maintain the required discounted value, the Fund will seek to alter the composition of its portfolio to attain the required asset coverage within the cure period specified by the NRSROs, and as a result may incur additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the preferred shares will acquire certain rights, which may include the right to require redemption of certain of the preferred shares by the Fund.

REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND

The terms of the preferred shares may provide that (i) they are redeemable at certain times, in whole or in part, at the original purchase price per preferred share plus accrued dividends and redemption premium, if any, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any preferred shares so tendered for or purchased. The Fund cannot predict what, if any, mandatory redemption requirements may be imposed by a NRSRO in connection with its ratings of the preferred shares. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of preferred shares by the Fund will increase such leverage.

LIQUIDATION RIGHTS

Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of preferred shares then outstanding will be entitled to receive, out of the assets of the Fund legally available for distribution to shareholders, after satisfying claims of creditors but before any distribution of assets is made to holders of the Common Shares, a liquidation distribution in an amount expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of the final distribution. Unless and until payment in full has been made to the holders of preferred shares of the liquidation distribution to which they are entitled, no dividends or distributions will be made to holders of the Common Shares.

VOTING

On each matter submitted to a vote of the holders of the Common Shares, each holder of common shares shall be entitled to one vote for each Common Share owned.

The discussion set forth below summarizes the voting rights of shareholders, including the currently anticipated voting rights of shareholders if an offering of preferred shares is consummated. Except as noted below, the Common Shares and the preferred shares will have equal voting rights of one vote per share and vote together as a single class. In elections of

Directors, the holders of the preferred shares, as a separate class, will vote to elect two Directors. The holders of the Common Shares and the holders of preferred stock will vote to elect the remaining Directors. In addition, during any period (hereinafter referred to as a “Voting Period”) that accumulated dividends payable on preferred shares in an amount equal to two full years of dividends are unpaid on such preferred shares, voting as a class, will be entitled to elect the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of such preferred shares.

The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the additional number of Directors which such holders are entitled to elect. The persons elected by the holders of preferred shares, together with the incumbent Directors elected by the holders of the Common Shares and the holders of preferred stock, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided, for, the terms of office of the additional Directors elected by the holders of the preferred shares shall terminate. The holders of preferred stock will still have the right to elect two preferred directors, as a separate class.

The preferred shares will vote as a separate class on amendments to the Charter that would adversely affect their rights as expressly set forth in the Charter. In addition, so long as any preferred shares are outstanding, (1) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares, voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting the preferred shares will require the approval of a majority of the shares so affected; (3) the approval of a majority of the preferred shares and the Common Shares, will be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in its investment objective or changes in its investment restrictions, and (4) the approval of a majority of the preferred shares, voting separately as a class, will be required to amend, alter, repeal or affect materially and adversely any of the preferences, rights or powers of holders of preferred shares. The preferred shares also will vote separately to the extent otherwise required under the 1940 Act as in effect from time to time.

For purposes of any rights of the holders of the preferred shares to vote on any matter, whether such right is created by the Charter, by statute or otherwise, a holder of a preferred share will not be entitled to vote and such preferred share will not be deemed to be outstanding for the purpose of voting or determining of preferred shares required to constitute a quorum, if prior to or concurrently with a determination of preferred shares entitled to vote or of preferred shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption of such preferred share shall have been deposited in trust.

The Fund is required by the rules of the NYSE to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on February 27, 2012. The next annual meeting of shareholders is scheduled for some time in February 2013.

ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BYLAWS

The Fund presently has provisions in its Charter and Bylaws (commonly referred to as “anti-takeover” provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

A Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election of such Director. To authorize the Fund’s conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund will be required. The Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period.

In addition, under the Charter, the Fund has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested shareholder, or an affiliate of such an interested shareholder, are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Maryland law defines an interested shareholder as:

-	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

-	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. In approving a transaction, however, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.

After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

-	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

-	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the Maryland General Corporation Law) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

These provisions of the Maryland General Corporation Law do not apply, however, to business combinations that are approved or exempted by a corporation’s board of directors prior to the time that the interested shareholder becomes an interested shareholder.

Pursuant to the statute, the Board has by resolution exempted from the business combination provisions of the Maryland General Corporation Law any business combination between us and any other person, provided that the business combination is first approved by our Board, including approval of a majority of the members of the Board who are not interested persons (as defined in the 1940 Act). As a result, anyone who is or later becomes an interested stockholder may be able to enter into business combinations with the Fund without compliance by the Fund with the five-year moratorium, supermajority vote requirements and the other provisions of the statute.

We cannot assure you that the Board will not repeal the resolution described above or approve any business combination. However, an alteration or repeal of this resolution will not have any effect on any business combinations that have been consummated or upon any agreements existing at the time of such modification or repeal.

The affirmative vote of at least 75% of the shares entitled to vote on the matter will be required to amend the Charter to change any of the foregoing provisions.

The percentage votes required under these provisions, which (except for the supermajority vote required of the Maryland Business Combination Act) are greater than the minimum requirements under Maryland law or under the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving holders of Common Shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of the Fund and the holders of Common Shares.

Custodian, transfer agent, dividend disbursing agent and registrar

The Fund’s securities and cash are held by U.S. Bank N.A., whose principal business address is 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract.

Also under the fund accounting contract, the Fund Accounting agent is responsible for determining the NAV for the Fund and maintaining all accounting records related thereto.

American Stock Transfer & Trust Company, whose principal business address is 59 Maiden Lane, New York, New York 10038, serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Common Shares.

Legal opinions

Certain legal matters in connection with the Common Shares will be passed on for the Fund by Paul Hastings LLP and, with respect to certain matters of Maryland law, by Venable LLP, and for the Dealer Manager by Dechert LLP. Paul Hastings LLP and Dechert LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

Independent registered public accounting firm

BBD, LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

Additional information

The prospectus and the SAI do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC (file No. 333-183026). The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling 1-800-497-3746.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

[HTR Logo]

Helios Total Return Fund, Inc.

3,500,000 Shares of Common Stock

Issuable Upon Exercise of Transferable Rights to Subscribe for Such Shares

PROSPECTUS

[ ]

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[HTR LOGO]

HELIOS TOTAL RETURN FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Subject to Completion Dated September 7, 2012

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide high total return, including short- and long- term capital gains and a high level of current income, through the management of a portfolio of securities.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [            ].

This Statement of Additional Information (the “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus for the Fund dated [            ], as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at 1-877-525-7330. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

Investment Policies and Risks

Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the prospectus. Additional information concerning certain of the Fund’s investment policies and investments is set forth below.

Calls and Puts on Securities and Related Options.

The Fund may engage in various put and call transactions. The Fund may hedge through the use of call and put options (“calls” and “puts”) on U.S. government securities and futures that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund would use these transactions as a hedge and not as a speculative investment.

The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be “covered” while the call is outstanding (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are “cash settled” (i.e., the Fund pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options. The Fund will engage in OTC Option transactions only with major U.S. government securities dealers.

The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to be segregated.

Futures Contracts and Related Options.

The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher

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(or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”). Regulations of the CFTC applicable to the Fund currently require that all of the Fund’s futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund’s activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund’s existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

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Short Sales.

The Fund may, subject to investment restrictions, engage in short sale transactions, for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the SEC, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund’s fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund’s senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of the Fund’s total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.

The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

When-Issued and Forward Commitment Transactions.

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

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Guaranteed Mortgage Pass-Through Securities.

The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.

1) Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount. Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

2) Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

3) Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government. Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

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Investment Grade Corporate Securities.

Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.

Debt Securities Issued by Real Estate Investment Trusts.

The Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts (“REIT Debt Securities”). The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended. Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.

Closed-End Bond Funds.

The Fund may invest up to 5% of its assets in closed-end bond funds that in turn invest primarily in high yield high risk corporate securities. In determining whether to invest in a closed-end bond fund, the Adviser will consider several factors, including the assets in which the fund invests, the quality of the fund’s investment management and the fund’s dividend yield and stock price relative to NAV. To the extent the Fund invests in shares of other closed-end bond funds, you will indirectly bear fees and expenses charged by those investment companies

Investments in closed-end bond funds are subject to the risks associated with the securities in which the funds invest. The associated risks are similar to the risks of direct investment in high yield high risk corporate securities, which are described in the Fund’s prospectus. Such risks may include default, declining or highly volatile market prices, ratings downgrades, calls or redemption provisions and disruptions in market liquidity.

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In addition, shares of closed-end bond funds frequently trade at a discount to their NAVs, and the amount of the discount may change over time. Accordingly, the Fund may be forced to sell shares of a closed-end bond fund at a significant discount from their NAVs.

Investment Restrictions

The fundamental investment restrictions of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common shares of that Fund. (For this purpose and under the 1940 Act, “majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under its fundamental investment restrictions, the Fund may not:

1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

2) invest 25% or more of the value of its total assets in the securities of any one issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry, however, the Fund under normal circumstances will invest at least 25% of its total assets in mortgage backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (also referred to as “privately issued mortgage backed securities”);

4) issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund’s total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps maintained in accordance with the guidelines in Rel. 10666 will not be treated as senior securities;

5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction 4 above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in Rel. 10666, including the collateral requirements;

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6) make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans);

7) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

8) invest for the purpose of exercising control over management of any company;

9) purchase real estate or interests therein other than MBS, DMBS and similar instruments;

10) purchase or sell commodities or commodity contracts except for hedging purposes; or

11) except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Management of the Fund

The Board of the Fund currently consists of 4 individuals, all of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Disinterested Directors”).

The Role of the Board

The Fund’s Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund’s investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

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Board Leadership Structure

The Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, all of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Disinterested Directors”), which are Directors that are not affiliated with the Adviser or its affiliates. The Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Disinterested Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Disinterested Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund. The Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Disinterested Directors should constitute at least 75% of the Board. The Board reviews its structure annually. The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund shareholders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

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Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each Director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Fund, as well as having served on the Board of the Fund. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operations of the Fund and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the Directors and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Fund. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

•    Rodman L. Drake—In addition to his tenure as a Director of the Fund, Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board, and is a member of the Audit, Nominating and Compensation, Qualified Legal Compliance and Executive Committees.

•    Diana H. Hamilton—In addition to her tenure as a Director of the Fund, Ms. Hamilton has business experience as an executive in the public sector, including serving six years as Director of Public Finance for the State of Indiana, as well as corporate governance experience gained from serving on the board of directors of another investment management company. In addition, Ms. Hamilton currently serves as President of a municipal finance advisory firm and on the Board of Directors of various non-profit entities. Ms. Hamilton previously served as chair of the Indiana Transportation Finance Authority. Ms. Hamilton is a member of the Audit, Qualified Legal Compliance and Nominating and Compensation Committees.

•    Stuart A. McFarland—In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit, Qualified Legal Compliance and Nominating and Compensation Committees.

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•    Louis P. Salvatore—In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees as an audit committee chairman for several other investment management companies. Mr. Salvatore previously spent over 30 years in public accounting. He holds a Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Qualified Legal Compliance, Nominating and Compensation Committee.

Board Meetings

The Fund’s Board held four regular meetings and one special meeting during the 12 month period ended November 30, 2011. During the fiscal year ended November 30, 2011, each Director attended at least 75% of the aggregate of the meetings of the Fund’s Board of Directors. The Fund’s Fund Governance Policies and Procedures provide that the Chairman of the Board, who is elected by the Disinterested Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Executive Committee

The Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board cannot meet. The Executive Committee of the Funds did not need to meet during the fiscal year ended November 30, 2011.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton, all of whom are Disinterested Directors. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditor, to review with the Fund’s auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Fund, the Audit Committee met two times and all of the members of the Audit Committee attended all of the Audit Committee meetings. Mr. Salvatore serves as a Chairman of the Audit Committee. The Board has determined that each member of the Audit Committee is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund’s Board has adopted a written charter for its Audit Committee, which is available on the Fund’s website at www.brookfieldim.com. A copy of the Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010.

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Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton, all of whom are Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee of the Fund met twice during the fiscal year ended November 30, 2011 and each meeting was attended by all of the members of the Nominating and Compensation Committee. The function of the Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Disinterested Directors. The Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by shareholders who, separately or as a group, own at least one percent of a Fund’s shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by shareholders. The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on the Fund’s proxy card.

Shareholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. Shareholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Fund’s Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund’s website at www.brookfieldim.com. A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the

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reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended November 30, 2011, the Fund’s QLCC did not meet. The QLCC currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton.

Biographical Information

The following tables provide information concerning the directors and officers of the Fund.

Directors

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Class I Disinterested Directors - Term Expires at 2015 Annual Meeting of Shareholders

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Director, Member of the Audit Committee, Member of the Qualified Legal Compliance Committee, Member of the Nominating and Compensation Committee Elected since 2006 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (July 2011 – Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6

Diana H. Hamilton c/o Three World Financial Center 200 Vesey Street, New York, New York 10281-1010 Age 56	Director, Member of the Audit Committee, Member of the Qualified Legal Compliance Committee, Member of the Nominating and Compensation Committee Elected since 2010 Elected for Three Year Term	Director of several investment companies advised by the Adviser (2009-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	6

Class II Disinterested Director - Term Expires at 2013 Annual Meeting of Shareholders

Rodman L. Drake c/o Three World Financial Center 200 Vesey Street, New York, New York 10281-1010 Age 69	Director and Chairman of the Board, Member of the Audit Committee, Member of the Qualified Legal Compliance Committee, Chairman of the Nominating and Compensation Committee, Member of Executive Committee Elected since 1989 Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	11

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Class III Disinterested Director - Term Expires at 2014 Annual Meeting of Shareholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Director, Chairman of the Audit Committee, Member of the Qualified Legal Compliance Committee, Member of the Nominating and Compensation Committee Elected since 2005 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 57	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Adviser (2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009-2010); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Director, Brookfield Investment Funds (UCITS) plc (October 2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 41	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Adviser (2005-Present).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009

Treasurer of several investment companies advised by the Adviser (2009-Present); Vice President of the Adviser (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment

Group LLC (2004-2008).

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since November 2006	Managing Director and Chief Financial Officer of the Adviser (2010-Present); Director of the Adviser (2006-2010); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-Present); Chief Executive Officer, BIM (US) LLC (December 2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (December 2011-June 2012).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 37	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004- 2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 34	Assistant Secretary	Elected Annually Since September 2009

Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Adviser; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009)

of the Adviser; Chief Compliance Officer, Brookfield Investment Management (UK) Limited (May 2011-Present); Juris Doctor, Boston University School of Law (2004-2007).

*	Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Adviser.

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Indemnification of Directors and Officers

The Fund’s Charter limits the personal liability of Directors and Officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Charter, the Fund’s Directors and Officers have no liability to the Fund and its shareholders for money damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services or (b) for active or deliberate dishonesty that is established by a final judgment and is material to the cause of action. In accordance with the 1940 Act, the Charter does not protect or purport to protect Directors and Officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, the Fund’s Charter provides that the Fund will indemnify (a) its Directors and Officers, whether serving the Fund or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) other employees and agents to such extent as shall be authorized by the Board or the Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act. Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Under Maryland law, the Fund is permitted to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that: (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written unsecured undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct. In the view of the Staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, “reasonable and fair means”

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would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the Charter or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Charter and applicable law.

Share Ownership

As of December 31, 2011, the Directors and Officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2011. The Fund Complex is comprised of the Fund, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios High Yield Fund, Brookfield Global Listed Infrastructure Income Fund, Inc. and Brookfield Investment Funds and its four series; Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Global High Yield Fund and Brookfield High Yield Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2011. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

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Name of Director	Aggregate Dollar Range of Equity Securities in HTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies

Rodman L. Drake	Over $100,000	Over $100,000

Diana H. Hamilton	None	$10,001 - $50,000

Stuart A. McFarland	$1 - $10,000	$10,001 - $50,000

Louis P. Salvatore	$10,001 - $50,000	Over $100,000

Compensation of Directors

No remuneration was paid by any of the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $18,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2011 for the Fund, which we refer to as fiscal 2011.

	Directors’ Aggregate Compensation from the Fund	Total Directors’ Compensation from the Fund and the Fund Complex**

Rodman L. Drake	$23,000	$104,000 (8)

Diana H. Hamilton*	$13,500	$77,000 (7)

Stuart A. McFarland	$18,000	$86,000 (7)

Louis P. Salvatore	$20,500	$104,250 (8)

* Diana H. Hamilton was elected a Director of HTR on February 24, 2011.

** Represents the total compensation paid to such persons during the fiscal year ended November 30, 2011 by investment companies (including the Fund) that are considered part of the Fund Complex. The number in parenthesis represents the number of such investment companies .

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The Adviser and Administration

Adviser

Brookfield Investment Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of July 31, 2012. In addition to the Fund, the Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end funds. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment. The Adviser provides advisory services to several other registered investment companies, some of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. As of July 31 2012, the Adviser and its affiliates had approximately $16 billion in assets under management. The business address of the Adviser and its officers and directors is Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund’s average weekly net assets, which, for purposes of determining the Adviser’s fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the common shares.

Advisory Fees Earned by the Investment Adviser

For the Fiscal Year Ended	Earned by the Investment Adviser
November 30, 2011	$1,247,562
November 30, 2010	$1,156,648
November 30, 2009	$1,027,790

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Code of Ethics

The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund’s website at www.brookfieldim.com. A copy of each Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

There is no family relationship between any of the Fund’s current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund’s officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Fund so enjoined.

Administration Agreement

The Fund has entered into an Administration Agreement with Brookfield Investment Management Inc. (the “Administrator”). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities.

Administration Fees	HTR
For the Fiscal Year Ended
November 30, 2011	$383,865
November 30, 2010	$355,892
November 30, 2009	$322,254

Sub-Administration Agreement

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”). The Sub-administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays the Sub-administrator a monthly fee at an annual rate of at least $45,000. The Administrator is responsible for any fees due the Sub-administrator.

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Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

The Fund’s securities and cash are held by US Bank National Association, whose principal business address is 1555 N. Rivercenter Dr., Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the NAV for the Fund and maintaining all accounting records related thereto.

American Stock Transfer & Trust Company, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the common shares.

Fund Management

Other Accounts Managed by the Portfolio Manager

As of November 30, 2011:

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of November 30, 2011	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
	Other Registered Investment Company	4	$674 million	0	0
Michelle Russell-Dowe	Other Pooled Investment Vehicles	8	$252 million	0	0
	Other Accounts	18	$3.5 billion	0	0

The Fund’s Portfolio Manager Compensation

The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their

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subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Securities Ownership of Portfolio Manager

As of November 30, 2011, the portfolio manager of the Fund did not own any shares in the Fund.

Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Beneficial Ownership

As of August 31, 2012, the following persons owned beneficially 5% or more of the shares of the Fund set forth below:

Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	898,356	8.59%

SIT Investment Associates Inc. 3300 IDS Center, 80 S. Eighth Street, Minneapolis, MN 55402	741,121	7.09%

Guggenheim Funds Distributors, Inc., as sponsor for several filing entities, 2455 Corporate West Drive Lisle, IL 60532	640,512	6.12%

[1]	The number of shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar management.

As of August 31, 2012, all Directors and Officers of the Fund, owned in the aggregate less than 1% of the Common Shares.

Portfolio Transactions and Brokerage Allocation

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available

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to a Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Fund paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Fund’s securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with the Fund or the Adviser. The Fund does not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

Brokerage Commissions	HTR
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
November 30, 2011	$21,990
November 30, 2010	$26,048
November 30, 2009	$1,065

Tax Matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income

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taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Record Date Common Shareholders should review the discussion in the prospectus of the material U.S. federal income tax consequences of the Offer under “Tax Matters—The Offer.”

Taxation of the Fund

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its Common Shareholders, provided that it

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distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its Common Shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its Common Shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Common Shareholders, and all distributions out of earnings and profits would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Common Shareholders and may also be eligible for treatment by non-corporate Common Shareholders as “qualified dividend income” for taxable years of such Common Shareholders beginning prior to January 1, 2013 (or later if the rules applicable to “qualified dividend income” are extended by the U.S. Congress). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described

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above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC and subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

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Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Common Shareholders.

Dividends distributed by the Fund to a corporate Common Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Common Shareholder made or deemed made by the Fund during a taxable year of such Common Shareholder beginning before January 1, 2013, will be treated as “qualified dividend income” to such Common Shareholder and will be taxed at long-term capital gain rates, provided the Common Shareholder satisfies the applicable holding period and other requirements. It is unclear whether any legislation will be enacted that would extend this treatment for taxable years beginning on or after January 1, 2013. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

27

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the NAV of those Common Shares.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

28

Medicare Tax

For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person’s “net investment income” for the relevant taxable year and (b) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. person’s net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Shareholders and certain other Common Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Shareholder”) depends on whether the income that the Common Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

If the income that a non-U.S. Common Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to a 30% U.S. tax.

29

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible application of the U.S. estate tax with respect to their Common Shares in the Fund.

On February 8, 2012, the Treasury Department issued proposed regulations relating to the Foreign Account Tax Compliance Act, or FATCA, which was enacted in March of 2010. As a general matter, FATCA imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of our Common Shares if paid to a foreign entity unless (i) if the foreign entity is a “foreign financial institution,” the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” the foreign entity identifies certain of its U.S. investors, or (iii) the foreign entity is otherwise excepted under FATCA. Under the proposed regulations, withholding is required (i) with respect to dividends on our Common Shares beginning on January 1, 2014, and (ii) with respect to gross proceeds from a sale or other disposition of our Common Shares that occurs on or after January 1, 2015. Notwithstanding the foregoing, the proposed regulations will not be effective until issued in final form. There can be no assurance either as to when final regulations relating to FATCA will be issued or as to the particular form that those final regulations might take. If withholding is required under FATCA on a payment related to our Common Shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the Internal Revenue Service to obtain the benefit of such exemption or reduction (provided that such benefit is available). Common Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in Common Shares.

30

Other Taxes

Common Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended November  30, 2011, together with the report of BBD, LLP are incorporated herein by reference to the Fund’s annual report.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is attached as Appendix B.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board has appointed BBD, LLP to be the Fund’s independent registered public accounting firm. BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

Legal Counsel

Legal counsel to the Fund is Paul Hastings LLP.

Legal counsel to the Disinterested Directors is Sullivan & Worcester LLP.

31

Appendix A

DESCRIPTION OF SECURITIES RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BBB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated
A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

Appendix B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A — Financial Highlights.

Part B — Unaudited financial statements for the period ended May 31, 2012, are incorporated by reference herein to the Fund’s semi-annual report for the period ended May 31, 2012. Audited financial statements for the period ended November 30, 2011, are incorporated by reference herein to the Fund’s annual report for the period ended November 30, 2011.

2. Exhibits

(a)(1)	Articles of Incorporation of the Registrant dated May 25, 1989. (1)
(a)(2)	Articles of Amendment of the Registrant dated July 21, 1989. (2)
(a)(3)	Articles of Amendment of the Registrant dated May 8, 2007. (4)
(a)(4)	Articles of Amendment of the Registrant dated August 15, 2012. (8)
(b)	Bylaws of the Registrant. (3)
(c)	Not applicable.
(d)(1)	Instruments defining the rights of holders of securities being registered are herein incorporated by reference from the Fund’s Articles of Incorporation and Bylaws.
(d)(2)	Form of Subscription Certificate. (8)
(d)(3)	Form of Notice of Guaranteed Delivery. (8)
(e)	Terms and Conditions of Dividend Reinvestment Plan. (2)
(f)	Not applicable.
(g)	Advisory Agreement between Registrant and Hyperion Brookfield Asset Management Inc. dated April 28, 2005. (4)
(h)	Form of Dealer Manager Agreement, including form of Selling Group Agreement and Soliciting Dealer Agreement. (8)
(i)	Not applicable.
(j)	Custodian Contract between the Registrant and U.S. Bank National Association dated December 1, 2011. (6)
(k)(1)	Administration Agreement between Registrant and Hyperion Capital Management, Inc. dated December 1, 1996. (1)
(k)(2)	Sub-Administration Agreement between Brookfield Investment Management, Inc. and U.S. Bancorp Fund Services, LLC dated December 1, 2011. (6)
(k)(3)	Registrar and Transfer Agent Agreement between Registrant and American Stock Transfer & Trust Company dated July 16, 2002. (7)
(k)(4)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated December 1, 2011. (7)
(k)(5)	Form of Information Agent Agreement. (8)
(k)(6)	Form of Subscription Agent Agreement. (8)
(l)(1)	Consent of Paul Hastings. (8)
(l)(2)	Opinion and Consent of Venable LLP. (8)
(m)	Not applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm. (8)
(n)(2)	Powers of Attorney. (5)
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics of the Registrant and the Investment Adviser. (7)

(1)	Filed with Registrant’s Registration Statement on Form N-2 on July 12, 2001 (File Nos. 333-64994 and 811-05820).

1

(2)	Filed with Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 on August 10, 2001 (File Nos. 333-64994 and 811-05820).
(3)	Filed with Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 on August 17, 2001 (File Nos. 333-64994 and 811-05820).
(4)	Filed with Registrant’s Registration Statement on Form N-2 on August 28, 2007 (File Nos. 333-145748 and 811-05820).
(5)	Filed with Registrant’s Registration Statement on Form N-14 on November 22, 2011 (File Nos. 333-178129 and 811-05820).
(6)	Filed with Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 on January 9, 2012 (File Nos. 333-178129 and 811-05820).
(7)	Filed with Registrant’s Registration Statement on Form N-2 on August 2, 2012 (File Nos. 333-183026 and 811-05820).
(8)	Filed herewith.

Item 26. Marketing Arrangements

        Not Applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission registration fee	$10,124
New York Stock Exchange listing fee	$10,000
Printing and postage (including subscription certificates)	$186,947
Accounting fees and expenses	$25,000
Legal fees and expenses	$207,396
Financial Industry Regulatory Authority fees	$15,000
Dealer Manager’s fees and reimbursement of expenses	$100,000
Subscription Agent fees and expenses	$40,000
Information Agent fees and expenses	$10,000
Miscellaneous	$95,533

Total	$700,000

Item 28. Persons Controlled by or Under Common Control with the Registrant

        The Registrant, a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, may be deemed to be under common control with Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios Total Return Fund, Inc., Helios High Yield Fund, each a diversified, closed-end management investment company organized as a Maryland Corporation, Brookfield Investment Funds, an open-end management investment company organized as a statutory trust under the laws of the State of Delaware, and Brookfield Global Listed Infrastructure Income Fund Inc., a non-diversified, closed-end management investment company organized as a Maryland corporation.

Item 29. Number of Holders of Shares

The following table shows the number of holders of securities of the registrant as of August 31, 2012.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	662

2

Item 30. Indemnification

The registrant’s Charter (the “Charter”) limits the personal liability of Directors and Officers to the registrant and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Charter, the registrant’s Directors and Officers have no liability to the registrant and its shareholders for money damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services or (b) for active or deliberate dishonesty that is established by a final judgment and is material to the cause of action. In accordance with the 1940 Act, the Charter does not protect or purport to protect Directors and Officers against any liability to the registrant or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, the Charter provides that the registrant will indemnify (a) its Directors and Officers, whether serving the registrant or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) other employees and agents to such extent as shall be authorized by the Board of Directors of the registrant or the registrant’s Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act. Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Under Maryland law, the registrant is permitted to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that: (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief the he or she has met the standard of conduct necessary for indemnification and (b) a written unsecured undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the registrant, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the Charter or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The registrant has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the registrant which is not inconsistent with the indemnification provisions of the Charter and applicable law.

Item 31. Business and Other Connections of Investment Adviser

      Brookfield Investment Management Inc. (“BIM”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the registrant. BIM’s offices are

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located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. Information as to the officers and directors of BIM is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the registrant are maintained at the following offices:

Helios Total Return Fund, Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

U.S. Bank National Association

1555 North River Center Drive Suite 302

Milwaukee, Wisconsin 53212

Item 33. Management Services

      Not applicable.

Item 34. Undertakings

(1) The registrant hereby undertakes to suspend the offering of shares until the prospectus is amended, if (a) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

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(6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on September 7, 2012.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ Kim G. Redding
Name: Kim G. Redding
Title: President

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Kim G. Redding	President	September 7, 2012
Kim G. Redding

/s/ Steven M. Pires	Principal Financial Officer	September 7, 2012
Steven M. Pires

*	Director
Rodman L. Drake

*	Director
Diana H. Hamilton

*	Director
Stuart A. McFarland

*	Director
Louis P. Salvatore

*By: /s/ Jonathan C. Tyras	Attorney-in-Fact
Jonathan C. Tyras		September 7, 2012

* Pursuant to Powers of Attorney

Exhibits

(a)(4)	Articles of Amendment of the Registrant dated August 15, 2012.
(d)(2)	Form of Subscription Certificate.
(d)(3)	Form of Notice of Guaranteed Delivery.
(h)	Form of Dealer Manager Agreement, including form of Selling Group Agreement and Soliciting Dealer Agreement.
(k)(5)	Form of Information Agent Agreement.
(k)(6)	Form of Subscription Agent Agreement.
(l)(1)	Consent of Paul Hastings.
(l)(2)	Opinion and Consent of Venable LLP.
(n)(1)	Consent of Independent Registered Public Accounting Firm.